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Institution Name;Deutsche Bank National Trust Company

Institution Address;300 SOUTH GRAND AVENUE,  41ST FLOOR

;LOS ANGELES;CA;90071



Certificate Number;26732



Selected Form;CALL 41

Selected Report Date;06/30/2006


SELECTED DENAME;SELECTED MDRM NUMBER ;DENAME VALUE ; FFIEC ITEM DESCRIPTION

              ;          ;            ; Consolidated Report of Condition for Insured Commercial and State Chartered Savings Banks

              ;          ;            ; All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

              ;          ;            ; Schedule RC Balance Sheet

              ;          ;            ; Dollar Amounts in Thousands

              ;          ;            ; ASSETS

              ;          ;            ; 1. Cash and balances due from depository institutions (from Schedule RC A)

NONINTBAL     ; RCON0081 ; 95         ; 1.a. Noninterest bearing balances and currency and coin*

INTBAL        ; RCON0071 ; 9995       ; 1.b. Interest bearing balances**

              ;          ;            ; 2. Securities

SECURHTM      ; RCON1754 ; 0          ; 2.a. Held to maturity securities (from Schedule RC B, column A)

SECURAFS     ; RCON1773 ; 84891      ; 2.b. Available for sale securities (from Schedule RC B, column D)

             ;          ;            ; 3. Federal funds sold and securities purchased under agreements to resell

FFSDOM1D     ; RCONB987 ; 0          ; 3.a. Federal funds sold

SPURDF       ; RCONB989 ; 0          ; 3.b. Securities purchased under agreements to resell***

             ;          ;            ; 4. Loans and lease financing receivables (from Schedule RC C)

SALELNLSE    ; RCON5369 ; 0          ; 4.a. Loans and leases held for sale

LOANLSENUI   ; RCONB528 ; 0          ; 4.b. Loans and leases, net of unearned income

RESLOANS     ; RCON3123 ; 0          ; 4.c. LESS: Allowance for loan and lease losses

LOANLSENET   ; RCONB529 ; 0          ; 4.d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)

TRADEAST     ; RCON3545 ; 0          ; 5. Trading assets (from Schedule RC D)

BKPRMFF      ; RCON2145 ; 4326       ; 6. Premises and fixed assets (including capitalized leases)

RE           ; RCON2150 ; 0          ; 7. Other real estate owned (from Schedule RC M)

INVSUB       ; RCON2130 ; 0          ; 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC M)

             ;          ;            ; 9. Not applicable

             ;          ;            ; 10. Intangible assets

GOODWILL     ; RCON3163 ; 0          ; 10.a. Goodwill

OTHINGASET   ; RCON0426 ; 0          ; 10.b. Other intangible assets (from Schedule RC M)

OASSETS      ; RCON2160 ; 42456      ; 11. Other assets (from Schedule RC F)

ASSETS       ; RCON2170 ; 141763     ; 12. Total assets (sum of items 1 through 11)

             ;          ;            ; LIABILITIES

             ;          ;            ; 13. Deposits

DEPOSITS     ; RCON2200 ; 0          ; 13.a. In domestic offices (sum of totals of columns A and C from Schedule RC E)

NONINTDEP    ; RCON6631 ; 0          ; 13.a.(1) Noninterest bearing****

INTBEARDEP   ; RCON6636 ; 0          ; 13.a.(2) Interest bearing

             ;          ;            ; 13.b.Not applicable

             ;          ;            ; 14. Federal funds purchased and securities sold under agreements to repurchase

FFPDOMO      ; RCONB993 ; 0          ; 14.a. Federal funds purchased*****

SSOLDDF      ; RCONB995 ; 0          ; 14.b. Securities sold under agreements to repurchase******

TRADELIAB    ; RCON3548 ; 0          ; 15. Trading liabilities (from Schedule RC D)

OTHBMONEY    ; RCON3190 ; 0          ; 16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)(from Schedule RC M)

             ;          ;            ; 17. and 18. Not applicable

SUBND        ; RCON3200 ; 0          ; 19. Subordinated notes and debentures*******

OLIAB        ; RCON2930 ; 33277      ; 20. Other liabilities (from Schedule RC G)

LIABIL       ; RCON2948 ; 33277      ; 21. Total liabilities (sum of items 13 through 20)

OLMINOR      ; RCON3000 ; 0          ; 22. Minority interest in consolidated subsidiaries

             ;          ;            ; EQUITY CAPITAL

PERPPFDSTK   ; RCON3838 ; 0          ; 23. Perpetual preferred stock and related surplus

COMPAR       ; RCON3230 ; 50000      ; 24. Common stock

SURPLUS      ; RCON3839 ; 50000      ; 25. Surplus (exclude all surplus related to preferred stock)

UNDIVDAGG    ; RCON3632 ; 8571       ; 26.a. Retained earnings

ACCOMINC     ; RCONB530 ; -85        ; 26.b. Accumulated other comprehensive income********

OTHEQCAP     ; RCONA130 ; 0          ; 27. Other equity capital components*********

CAPITAL      ; RCON3210 ; 108486     ; 28. Total equity capital (sum of items 23 through 27)

TOTLICAP     ; RCON3300 ; 141763     ; 29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)

             ;          ;            ; Memorandum

             ;          ;            ; To be reported with the March Report of Condition.

AUDIT_C      ; RCON6724 ;            ; M.1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2005

             ;          ;            ; 1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

             ;          ;            ; 2 = Independent audit of the banks parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separat

             ;          ;            ; 3 = Attestation on bank management`s assertion on the effectiveness of the banks internal control over financial reporting by a certified public accounting firm

             ;          ;            ; 4 = Directors examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

             ;          ;            ; 5 = Directors examination of the bank performed by other external auditors (may be required by state chartering authority)

             ;          ;            ; 6 = Review of the banks financial statements by external auditors

             ;          ;            ; 7 = Compilation of the banks financial statements by external auditors

             ;          ;            ; 8 = Other audit procedures (excluding tax preparation work)

             ;          ;            ; 9 = No external audit work

             ;          ;            ; * Includes cash items in process of collection and unposted debits.

             ;          ;            ; ** Includes time certificates of deposit not held for trading.

             ;          ;            ; ***  Includes all securities resale agreements, regardless of maturity.

             ;          ;            ; ****  Includes total demand deposits and noninterest bearing time and savings deposits.

             ;          ;            ; ***** Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."

             ;          ;            ; ****** Includes all securities repurchase agreements, regardless of maturity.

             ;          ;            ; ******* Includes limited life preferred stock and related surplus.

             ;          ;            ; ******** Includes net unrealized holding gains (losses) on available for sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

             ;          ;            ; ********* Includes treasury stock and unearned Employee Stock Ownership Plan shares.

             ;          ;            ; Schedule RC A Cash and Balances Due From Depository Institutions

             ;          ;            ; Schedule RC A is to be completed only by banks with $300 million or more in total assets.
                                       Exclude assets held for trading.

             ;          ;            ; 1. Cash items in process of collection, unposted debits, and currency and coin

CASHITM      ; RCON0020 ;            ; 1.a. Cash items in process of collection and unposted debits

COIN         ; RCON0080 ;            ; 1.b. Currency and coin

             ;          ;            ; 2. Balances due from depository institutions in the U.S.

BALUSFOR     ; RCON0083 ;            ; 2.a. U.S. branches and agencies of foreign banks

BALUSUS      ; RCON0085 ;            ; 2.b. Other commercial banks in the U.S. and other depository institutions in the U.S.

             ;          ;            ; 3. Balances due from banks in foreign countries and foreign central banks

BALFORUS     ; RCON0073 ;            ; 3.a. Foreign branches of other U.S. banks

BALFORNUS    ; RCON0074 ;            ; 3.b. Other banks in foreign countries and foreign central banks

FEDRES       ; RCON0090 ;            ; 4. Balances due from Federal Reserve Banks

TOTCASH      ; RCON0010 ; 10090      ; 5.Total (sum of items 1 through 4) (must equal Schedule RC, sum of items 1.a and 1.b)

             ;          ;            ; Schedule RC B Securities.

             ;          ;            ; Exclude assets held for trading.

USTRESHAM    ; RCON0211 ; 0          ; 1. U.S. Treasury securities ((Held to maturity) (Column A) Amortized Cost)

USTRESHFV    ; RCON0213 ; 0          ; 1. U.S. Treasury securities ((Held to maturity) (Column B) Fair Value)

USTRESAAM    ; RCON1286 ; 29146      ; 1. U.S. Treasury securities ((Available for sale) (Column C) Amortized Cost)

USTRESAFV    ; RCON1287 ; 29128      ; 1. U.S. Treasury securities ((Available for sale) (Column D) Fair Value)

             ;          ;            ; 2. U.S. Government agency obligations (exclude mortgage backed securities)

ISSBYUSHAM   ; RCON1289 ; 0          ; 2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column A) Amortized Cost)

ISSBYUSHFV   ; RCON1290 ; 0          ; 2.a. Issued by U.S. Government agencies* ((Held to maturity) (Column B) Fair Value)

ISSBYUSAAM   ; RCON1291 ; 0          ; 2.a. Issued by U.S. Government agencies* ((Available for sale) (Column C) Amortized Cost)

ISSBYUSAFV   ; RCON1293 ; 0          ; 2.a. Issued by U.S. Government agencies* ((Available for sale) (Column D) Fair Value)

ISSBYAGHAM   ; RCON1294 ; 0          ; 2.b. Issued by U.S. Government sponsored agencies** ((Held to maturity) (Column A) Amortized
                                       Cost)

ISSBYAGHFV   ; RCON1295 ; 0          ; 2.b. Issued by U.S. Government sponsored agencies** ((Held to maturity) (Column B) Fair
                                       Value)

ISSBYAGAAM   ; RCON1297 ; 55635      ; 2.b. Issued by U.S. Government sponsored agencies** ((Available for sale) (Column C)
                                       Amortized Cost)

ISSBYAGAFV   ; RCON1298 ; 55506      ; 2.b. Issued by U.S. Government sponsored agencies** ((Available for sale) (Column D) Fair
                                       Value)

SECSPSHAM    ; RCON8496 ; 0          ; 3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity)
                                       (Column A) Amortized Cost)

SECSPSHFV    ; RCON8497 ; 0          ; 3. Securities issued by states and political subdivisions in the U.S. ((Held to maturity)
                                       (Column B) Fair Value)

SECSPSAAM    ; RCON8498 ; 0          ; 3. Securities issued by states and political subdivisions in the U.S. ((Available for sale)
                                       (Column C) Amortized Cost)

SECSPSAFV    ; RCON8499 ; 0          ; 3. Securities issued by states and political subdivisions in the U.S. ((Available for sale)
                                       (Column D) Fair Value)

             ;          ;            ; 4. Mortgage backed securities (MBS)

             ;          ;            ; 4.a. Pass-through securities

PASSGTYHAM   ; RCON1698 ; 0          ; 4.a.(1) Guaranteed by GNMA. ((Held to maturity) (Column A) Amortized Cost)

PASSGTYHFV   ; RCON1699 ; 0          ; 4.a.(1) Guaranteed by GNMA. ((Held to maturity) (Column B) Fair Value)

PASSGTYAAM   ; RCON1701 ; 0          ; 4.a.(1) Guaranteed by GNMA. ((Available for sale) (Column C) Amortized Cost)

PASSGTYAFV   ; RCON1702 ; 0          ; 4.a.(1) Guaranteed by GNMA. ((Available for sale) (Column D) Fair Value)

PASSISSHAM   ; RCON1703 ; 0          ; 4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column A) Amortized Cost)

PASSISSHFV   ; RCON1705 ; 0          ; 4.a.(2) Issued by FNMA and FHLMC ((Held to maturity) (Column B) Fair Value)

PASSISSAAM   ; RCON1706 ; 0          ; 4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column C) Amortized Cost)

PASSISSAFV   ; RCON1707 ; 0          ; 4.a.(2) Issued by FNMA and FHLMC ((Available for sale) (Column D) Fair Value)

PASSPVTHAM   ; RCON1709 ; 0          ; 4.a.(3) Other pass through securities ((Held to maturity) (Column A) Amortized Cost)

PASSPVTHFV   ; RCON1710 ; 0          ; 4.a.(3) Other pass through securities ((Held to maturity) (Column B) Fair Value)

PASSPVTAAM   ; RCON1711 ; 0          ; 4.a.(3) Other pass through securities ((Available for sale) (Column C) Amortized Cost)

PASSPVTAFV   ; RCON1713 ; 0          ; 4.a.(3) Other pass through securities ((Available for sale) (Column D) Fair Value)

             ;          ;            ; 4.b. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS)

CMOISSHAM    ; RCON1714 ; 0          ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column A) Amortized
                                       Cost)

CMOISSHFV    ; RCON1715 ; 0          ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column B) Fair
                                       Value)

CMOISSAAM    ; RCON1716 ; 0          ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column C)
                                       Amortized Cost)

CMOISSAFV    ; RCON1717 ; 0          ; 4.b.(1) Issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column D) Fair
                                       Value)

CMOCOLHAM    ; RCON1718 ; 0          ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column A) Amortized Cost)

CMOCOLHFV    ; RCON1719 ; 0          ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Held to maturity) (Column B) Fair Value)

CMOCOLAAM    ; RCON1731 ; 0          ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column C) Amortized Cost)

CMOCOLAFV    ; RCON1732 ; 0          ; 4.b.(2) Collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA ((Available for sale) (Column D) Fair Value)

CMOPVTHAM    ; RCON1733 ; 0          ; 4.b.(3) All other mortgage backed securities ((Held to maturity) (Column A) Amortized Cost)

CMOPVTHFV    ; RCON1734 ; 0          ; 4.b.(3) All other mortgage backed securities ((Held to maturity) (Column B) Fair Value)

CMOPVTAAM    ; RCON1735 ; 0          ; 4.b.(3) All other mortgage backed securities ((Available for sale) (Column C) Amortized Cost)

CMOPVTAFV    ; RCON1736 ; 0          ; 4.b.(3) All other mortgage backed securities ((Available for sale) (Column D) Fair Value)

CALLC026     ; RCONC026 ; 0          ; 5. Asset backed securities (ABS) ((Held-to-maturity(Column A) Amortized Cost)

CALLC988     ; RCONC988 ; 0          ; 5. Asset backed securities (ABS) ((Held-to-maturity (Column B) Fair Value)

CALLC989     ; RCONC989 ; 0          ; 5. Asset backed securities (ABS) ((Available-for-sale (Column C) Amortized Cost)

CALLC027     ; RCONC027 ; 0          ; 5. Asset backed securities (ABS) ((Available-for-sale (Column D) Fair Value)

             ;          ;            ; 6. Other debt securities

ODOMDBTHAM   ; RCON1737 ; 0          ; 6.a. Other domestic debt securities ((Held to maturity) (Column A) Amortized Cost)

ODOMDBTHFV   ; RCON1738 ; 0          ; 6.a. Other domestic debt securities ((Held to maturity) (Column B) Fair Value)

ODOMDBTAAM   ; RCON1739 ; 0          ; 6.a. Other domestic debt securities ((Available for sale) (Column C) Amortized Cost)

ODOMDBTAFV   ; RCON1741 ; 0          ; 6.a. Other domestic debt securities ((Available for sale) (Column D) Fair Value)

FORDBTHAM    ; RCON1742 ; 0          ; 6.b. Foreign debt securities ((Held to maturity) (Column A) Amortized Cost)

FORDBTHFV    ; RCON1743 ; 0          ; 6.b. Foreign debt securities ((Held to maturity) (Column B) Fair Value)

FORDBTAAM    ; RCON1744 ; 257        ; 6.b. Foreign debt securities ((Available for sale) (Column C) Amortized Cost)

FORDBTAFV    ; RCON1746 ; 257        ; 6.b. Foreign debt securities ((Available for sale) (Column D) Fair Value)

EQFVMUTAAM   ; RCONA510 ; 0          ; 7. Investments in mutual funds and other equity securities with readily determinable fair values.*** ((Available for sale) (Column C) Amortized Cost)

EQFVMUTAFV   ; RCONA511 ; 0          ; 7. Investments in mutual funds and other equity securities with readily determinable fair values.***((Available for sale) (Column D) Fair Value)

TOTHTMAMRT   ; RCON1754 ; 0          ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                       (total of column D must equal Schedule RC, item 2.b) ((Held to maturity) (Column A)
                                       Amortized Cost)

TOTHTMFVAL   ; RCON1771 ; 0          ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                       (total of column D must equal Schedule RC, item 2.b) ((Held to maturity) (Column B) (Column
                                       B) Fair Value)

TOTAFSAMRT   ; RCON1772 ; 85038      ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                       (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column C)
                                       Amortized Cost)

TOTAFSFVAL   ; RCON1773 ; 84891      ; 8. Total (sum of items 1 through 7)(total of column A must equal Schedule RC, Item 2.a)
                                       (total of column D must equal Schedule RC, item 2.b) ((Available for sale) (Column D) Fair
                                       Value)

             ;          ;            ; Memoranda

SECPLEDGED   ; RCON0416 ; 590        ; M.1. Pledged securities****

             ;          ;            ; M.2. Maturity and repricing data for debt securities****,***** (excluding those in nonaccrual status)

             ;          ;            ; M.2.a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S., other non mortgage debt securities, and mortgage pass through securities other than those backed by closed-end first lien ...

NMTGDBT3LES  ; RCONA549 ; 35559      ; M.2.a.(1) Three months or less

NMTGDBT3_12  ; RCONA550 ; 39464      ; M.2.a.(2) Over three months through 12 months

NMTGDBT1_3   ; RCONA551 ; 9867       ; M.2.a.(3) Over one year through three years

NMTGDBT3_5   ; RCONA552 ; 0          ; M.2.a.(4) Over three years through five years

NMTGDBT5_15  ; RCONA553 ; 0          ; M.2.a.(5) Over five years through 15 years

NMTGDBTOV15  ; RCONA554 ; 0          ; M.2.a.(6) Over 15 years

             ;          ;            ; M.2.b. Mortgage pass through securities backed by closed end first lien 1 to 4 family residential mortgages with a remaining maturity or next repricing date of:******,********

MTGPASS3LES  ; RCONA555 ; 0          ; M.2.b.(1) Three months or less

MTGPASS3_12  ; RCONA556 ; 0          ; M.2.b.(2) Over three months through 12 months

MTGPASS1_3   ; RCONA557 ; 0          ; M.2.b.(3) Over one year through three years

MTGPASS3_5   ; RCONA558 ; 0          ; M.2.b.(4) Over three years through five years

MTGPASS5_15  ; RCONA559 ; 0          ; M.2.b.(5) Over five years through 15 years

MTGPASSOV15  ; RCONA560 ; 0          ; M.2.b.(6) Over 15 years

             ;          ;            ; M.2.c. Other mortgage backed securities (include CMOs, REMICs, and stripped MBS, exclude mortgage pass through securities) with an expected average life of:*********

OTHMBS3LES   ; RCONA561 ; 0          ; M.2.c.(1) Three years or less

OTHMBSOVR3   ; RCONA562 ; 0          ; M.2.c.(2) Over three years

DBTSECLT1    ; RCONA248 ; 75023      ; M.2.d. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum items 2.a through 2.c above)

AMRTRANSEC   ; RCON1778 ; 0          ; M.3. Amortized cost of held to maturity securities sold or transferred to available for sale or trading securities during the calendar year to date (report the amortized cost at date of sale or transfer)

             ;          ;            ; M.4. Structured notes (included in the held to maturity and available for sale accounts in
                                       Schedule RC B, items 2, 3, 5, and 6)

STRUNOTEAM   ; RCON8782 ; 0          ; M.4.a. Amortized cost

STRUNOTEFV   ; RCON8783 ; 0          ; M.4.b. Fair value

             ;          ;            ; Memorandaum items 5.a through 5.f are to be completed by banks with $1 billion or more in total assets.**********

             ;          ;            ; M.5. Asset-backed securities (ABS)(for each column, sum of Memorandum items 5.a through 5.f must equal Schedule RC-B, item 5):

CRCDRCVHAM   ; RCONB838 ; 0          ; M.5.a. Credit card receivables ((Held to maturity) (Column A) Amortized Cost)

CRCDRCVHFV   ; RCONB839 ; 0          ; M.5.a. Credit card receivables ((Held to maturity) (Column B) Fair Value)

CRCDRCVAAM   ; RCONB840 ; 0          ; M.5.a. Credit card receivables ((Available for sale) (Column C) Amortized Cost)

CRCDRCVAFV   ; RCONB841 ; 0          ; M.5.a. Credit card receivables ((Available for sale) (Column D) Fair Value)

HEQLHAM      ; RCONB842 ; 0          ; M.5.b. Home equity lines ((Held to maturity) (Column A) Amortized Cost)

HEQLHFV      ; RCONB843 ; 0          ; M.5.b. Home equity lines ((Held to maturity) (Column B) Fair Value)

HEQLAAM      ; RCONB844 ; 0          ; M.5.b. Home equity lines ((Available for sale) (Column C) Amortized Cost)

HEQLAFV      ; RCONB845 ; 0          ; M.5.b. Home equity lines ((Available for sale) (Column D) Fair Value)

AUTOLHAM     ; RCONB846 ; 0          ; M.5.c. Automobile loans ((Held to maturity) (Column A) Amortized Cost)

AUTOLHFV     ; RCONB847 ; 0          ; M.5.c. Automobile loans ((Held to maturity) (Column B) Fair Value)

AUTOLAAM     ; RCONB848 ; 0          ; M.5.c. Automobile loans ((Available for sale) (Column C) Amortized Cost)

AUTOLAFV     ; RCONB849 ; 0          ; M.5.c. Automobile loans ((Available for sale) (Column D) Fair Value)

CONSLNHAM    ; RCONB850 ; 0          ; M.5.d. Other consumer loans ((Held to maturity) (Column A) Amortized Cost)

CONSLNHFV    ; RCONB851 ; 0          ; M.5.d. Other consumer loans ((Held to maturity) (Column B) Fair Value)

CONSLNAAM    ; RCONB852 ; 0          ; M.5.d. Other consumer loans ((Available for sale) (Column C) Amortized Cost)

CONSLNAFV    ; RCONB853 ; 0          ; M.5.d. Other consumer loans ((Available for sale) (Column D) Fair Value)

CIABSHAM     ; RCONB854 ; 0          ; M.5.e. Commercial and industrial loans ((Held to maturity) (Column A) Amortized Cost)

CIABSHFV     ; RCONB855 ; 0          ; M.5.e. Commercial and industrial loans ((Held to maturity) (Column B) Fair Value)

CIABSAAM     ; RCONB856 ; 0          ; M.5.e. Commercial and industrial loans ((Available for sale) (Column C) Amortized Cost)

CIABSAFV     ; RCONB857 ; 0          ; M.5.e. Commercial and industrial loans ((Available for sale) (Column D) Fair Value)

OTHABSHAM    ; RCONB858 ; 0          ; M.5.f. Other ((Held to maturity) (Column A) Amortized Cost)

OTHABSHFV    ; RCONB859 ; 0          ; M.5.f. Other ((Held to maturity) (Column B) Fair Value)

OTHABSAAM    ; RCONB860 ; 0          ; M.5.f. Other ((Available for sale) (Column C) Amortized Cost)

OTHABSAFV    ; RCONB861 ; 0          ; M.5.f. Other ((Available for sale) (Column D) Fair Value)

             ;          ;            ; * Includes Small Business Administration Guaranteed Loan Pool Certificates, U.S. Maritime
                                       Administration obligations, and Export Import Bank participation certificates.

             ;          ;            ; ** Includes obligations (other than mortgage backed securities) issued by the Farm Credit
                                       System, the Federal Home Loan banks system, the Federal Home Loan Mortgage Corporation, the
                                       Federal National Mortgage Association, the Financing Corporation,...

             ;          ;            ; *** Report Federal Reserve stock, Federal Home Loan Bank stock, and bankers bank stock in
                                       Schedule RC F, item 4.

             ;          ;            ; **** Includes held to maturity securities at amortized cost and available for sale securities at fair value.

             ;          ;            ; ***** Exclude investments in mutual funds and other equity securities with readily determinable fair values.

             ;          ;            ; ****** Report fixed rate debt securities by remaining maturity and floating rate debt securities by next repricing date.

             ;          ;            ; ******* Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in
                                       Schedule RC N, column C, must equal Schedule RC-B, sum of items ...

             ;          ;            ; ******** Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass through securities backed by closed end first lien 1 to 4 family residential mortgages included in Schedule RC N,

             ;          ;            ; ********* Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual Other mortgage backed securities included in Schedule RC N, item 9, column C, must equal Schedule RC B, item 4.b, sums of columns A and D.

             ;          ;            ; ********** The $1 billion asset size test is generally based on the total assets reported in the June 30, 2005, Report of Condition.

             ;          ;            ; Schedule RC C Loans and Lease Financing Receivables

             ;          ;            ; Part I. Loans and Leases

             ;          ;            ; Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report (1) loans and leases held for sale at the lower of cost or market value and (2) loans and leases held for ...

             ;          ;            ; 1. Loans secured by real estate

RECONS       ; RCON1415 ; 0          ; 1.a. Construction, land development, and other land loans ((Column B) To Be Completed by All
                                       Banks)

REFARM       ; RCON1420 ; 0          ; 1.b. Secured by farmland (including farm residential and other improvements) ((Column B) To
                                       Be Completed by All Banks)

             ;          ;            ; 1.c. Secured by 1 to 4 family residential properties

RELINEOFCR   ; RCON1797 ; 0          ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) To Be Completed by All Banks)

             ;          ;            ; 1.c.(2) Closed end loans secured by 1 to 4 family residential properties

REFAMFSTLN   ; RCON5367 ; 0          ; 1.c.2.(a) Secured by first liens ((Column B) To Be Completed by All Banks)

REFAMJRLN    ; RCON5368 ; 0          ; 1.c.2.(b) Secured by junior liens ((Column B) To Be Completed by All Banks)

REMLTAGG     ; RCON1460 ; 0          ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) To Be Completed by
                                       All Banks)

RENONFARM    ; RCON1480 ; 0          ; 1.e. Secured by nonfarm nonresidential properties ((Column B) To Be Completed by All Banks)

FNCOMACC     ; RCON1288 ; 0          ; 2. Loans to depository institutions and acceptances of other banks ((Column B) To Be
                                       Completed by All Banks)

             ;          ;            ; 2.a. To commercial banks in the U.S. ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)



COMUSBAF     ; RCONB532 ;            ; 2.a.(1) To U.S. branches and agencies of foreign banks ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

COMUSOCUS    ; RCONB533 ;            ; 2.a.(2) To other commercial banks in the U.S. ((Column A) To Be Completed by Banks with $300
                                       Million or More in Total Assets*)

OTHDIUS      ; RCONB534 ;            ; 2.b. To other depository institutions in the U.S. ((Column A) To Be Completed by Banks with
                                       $300 Million or More in Total Assets*)

             ;          ;            ; 2.c. To banks in foreign countries:

FORBRUS      ; RCONB536 ;            ; 2.c.(1) To foreign branches of other U.S. banks ((Column A) To Be Completed by Banks with
                                       $300 Million or More in Total Assets*)

FOROFOR      ; RCONB537 ;            ; 2.c.(2) To other banks in foreign countries ((Column A) To Be Completed by Banks with $300
                                       Million or More in Total Assets*)

FARM         ; RCON1590 ; 0          ; 3. Loans to finance agricultural production and other loans to farmers ((Column B) To Be
                                       Completed by All Banks)

CILOANS      ; RCON1766 ; 0          ; 4. Commercial and industrial loans

CILNSUS      ; RCON1763 ;            ; 4.a. To U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or
                                       More in Total Assets*)

CILNSNUS     ; RCON1764 ;            ; 4.b. To non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or More in Total Assets*)

             ;          ;            ; 5. Not applicable

             ;          ;            ; 6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper)

LINDCRCD     ; RCONB538 ; 0          ; 6.a. Credit cards ((Column B) To Be Completed by All Banks)

LINDRECV     ; RCONB539 ; 0          ; 6.b. Other revolving credit plans ((Column B) To Be Completed by All Banks)

OTHERLNIND   ; RCON2011 ; 0          ; 6.c. Other consumer loans (includes single payment, installment, and all student loans)
                                       ((Column B) To Be Completed by All Banks)

OLOANSFG     ; RCON2081 ; 0          ; 7. Loans to foreign governments and official institutions (including foreign central banks)
                                       ((Column B) To Be Completed by All Banks)

STPOLLOANS   ; RCON2107 ; 0          ; 8. Obligations (other than securities and leases) of states and political subdivisions in the
                                       U.S. ((Column B) To Be Completed by All Banks)

OLOANSAGG    ; RCON1563 ; 0          ; 9. Other loans ((Column B) To Be Completed by All Banks)

SECLOANAGG   ; RCON1545 ;            ; 9.a. Loans for purchasing or carrying securities (secured and unsecured) ((Column A) To Be
                                       Completed by Banks with $300 Million or More in Total Assets*)

OLOANSOTH    ; RCON1564 ;            ; 9.b. All other loans (exclude consumer loans) ((Column A) To Be Completed by Banks with $300
                                       Million or More in Total Assets*)

DIRLSFIN     ; RCON2165 ; 0          ; 10. Lease financing receivables (net of unearned income) ((Column B) To Be Completed by All
                                       Banks)

LEASEUS      ; RCON2182 ;            ; 10.a. Of U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300 Million or
                                       More in Total Assets*)

LEASENONUS   ; RCON2183 ;            ; 10.b. Of non U.S. addressees (domicile) ((Column A) To Be Completed by Banks with $300
                                       Million or More in Total Assets*)

UNINC        ; RCON2123 ; 0          ; 11. LESS: Any unearned income on loans reflected in items 1 through 9 above ((Column B) To Be
                                       Completed by All Banks)

TOTLNSLSE    ; RCON2122 ; 0          ; 12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11)
                                       (must equal Schedule RC, sum of items 4.a and 4.b) ((Column B) To Be Completed by All
                                       Banks)

             ;          ;            ; Memoranda

RESTRLOANS   ; RCON1616 ; 0          ; M.1. Loans and leases restructured and in compliance with modified terms (included in
                                       Schedule RC C, part I, and not reported as past due or nonaccrual in Schedule RC N,
                                       Memorandum item 1) (exclude loans secured by 1 to 4 family residential...

             ;          ;            ; M.2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status)

             ;          ;            ; M.2.a. Closed end loans secured by first liens on 1 to 4 family residential properties
                                       (reported in Schedule RC C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of**,***

LNFSTLN3LES  ; RCONA564 ; 0          ; M.2.a.(1) Three months or less

LNFSTLN3_12  ; RCONA565 ; 0          ; M.2.a.(2) Over three months through 12 months

LNFSTLN1_3   ; RCONA566 ; 0          ; M.2.a.(3) Over one year through three years

LNFSTLN3_5   ; RCONA567 ; 0          ; M.2.a.(4) Over three years through five years

LNFSTLN5_15  ; RCONA568 ; 0          ; M.2.a.(5) Over five years through 15 years.

LNFSTLNOV15  ; RCONA569 ; 0          ; M.2.a.(6) Over 15 years

             ;          ;            ; M.2.b. All loans and leases (reported in Schedule RC C, part I, items 1 through 10, column B, above) EXCLUDING closed end loans secured by first liens on 1 to 4 family residential properties (reported in Schedule RC C, part I, item 1.c.(2)(a), ...

LNLSOTH3LES  ; RCONA570 ; 0          ; M.2.b.(1) Three months or less

LNLSOTH3_12  ; RCONA571 ; 0          ; M.2.b.(2) Over three months through 12 months

LNLSOTH1_3   ; RCONA572 ; 0          ; M.2.b.(3) Over one year through three years

LNLSOTH3_5   ; RCONA573 ; 0          ; M.2.b.(4) Over three years through five years

LNLSOTH5_15  ; RCONA574 ; 0          ; M.2.b.(5) Over five years through 15 years.

LNLSOTHOV15  ; RCONA575 ; 0          ; M.2.b.(6) Over 15 years

LNLSLT1      ; RCONA247 ; 0          ; M.2.c. Loans and leases (reported in Schedule RC C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding those in nonaccrual status)

RECONSTRLN   ; RCON2746 ; 0          ; M.3. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RC C, part I, items 4 and 9, column
                                       B*****

ADJLNFSTLN   ; RCON5370 ; 0          ; M.4. Adjustable rate closed end loans secured by first liens on 1 to 4 family residential properties (included in Schedule RC C, part I, item 1.c.(2)(a), column B)

LNSRENUS     ; RCONB837 ;            ; M.5. To be completed by banks with $300 million or more in total assets:*

             ;          ;            ; Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule RC-C, part I, items 1.a through 1.e, column B)

             ;          ;            ; Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty...

OUTSCCF      ; RCONC391 ; 0          ; M.6. Outstanding credit card fees and finance charges included in Schedule RC C, part I, item
                                       6.a

             ;          ;            ; Memorandum item 7 is to be completed by all banks.

             ;          ;            ; M.7. Purchased impaired loans held for investment accounted for in accordance with AICPA
                                       Statement of Position 03-3 (exclude loans held for sale)

CALLC779     ; RCONC779 ; 0          ; M.7.a. Outstanding balance

CALLC780     ; RCONC780 ; 0          ; M.7.b. Carrying amount included in Schedule RC C, part I, items 1 through 9

             ;          ;            ; Part II. Loans to Small Businesses and Small Farms

             ;          ;            ; Schedule RC C, Part II is to be reported only with the June Report of Condition.

             ;          ;            ; Report the number and amount currently outstanding as of June 30 of business loans with original amounts of $1,000,000 or less and farm loans with original amounts of $500,000 or less.

             ;          ;            ; Loans to Small Businesses

BUSLNSIND    ; RCON6999 ; 0          ; 1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks Loans secured by nonfarm nonresidential properties

             ;          ;            ; If YES, complete items 2.a and 2.b below, skip items 3 and 4,and go to item 5.

             ;          ;            ; If NO and your bank has loans outstanding in either loan category, skip items 2.a and
                                       2.b,complete items 3 and 4 below, and go to item 5.

             ;          ;            ; If NO and your bank has no loans outstanding in both loan categories, skip items 2 through
                                       4,and go to item 5.

             ;          ;            ; 2. Report the total number of loans currently outstanding for each of the following Schedule
                                       RC C, part I, loan categories:

NONFARMNUM   ; RCON5562 ; 0          ; 2.a. Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (Note: Item 1.e divided by the number of loans should NOT exceed $100,000.)

CILNSUSNUM   ; RCON5563 ; 0          ; 2.b. Commercial and industrial loans reported in Schedule RC C, part I, item 4.6 (Note: Item
                                       4,6 divided by the number of loans should NOT exceed $100,000.)

             ;          ;            ; 3. Number and amount currently outstanding of Loans secured by nonfarm nonresidential properties reported in Schedule RC C, part I, item 1.e (sum of items 3.a through 3.c must be less than:

NFRM100NUM   ; RCON5564 ; 0          ; 3.a. With original amounts of $100,000 or less ((Column A) Number of Loans)

NONFARM100   ; RCON5565 ; 0          ; 3.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)

NFRM250NUM   ; RCON5566 ; 0          ; 3.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of
                                       Loans)

NONFARM250   ; RCON5567 ; 0          ; 3.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                       Currently Outstanding)

NFRM1MNUM    ; RCON5568 ; 0          ; 3.c. With original amounts of more than $250,000 through $1,000,000 ((Column A) Number of
                                       Loans)

NONFRM1M     ; RCON5569 ; 0          ; 3.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount
                                       Currently Outstanding)

             ;          ;            ; 4. Number and amount currently outstanding of Commercial and industrial loans reported in
                                       Schedule RC C, part I, item 46 (sum of items 4.a through 4.c must be less than or equal to:

CIUS100NUM   ; RCON5570 ; 0          ; 4.a. With original amounts of $100,000 or less ((Column A) Number of Loans)

CILNUS100    ; RCON5571 ; 0          ; 4.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)

CIUS250NUM   ; RCON5572 ; 0          ; 4.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of
                                       Loans)

CILNUS250    ; RCON5573 ; 0          ; 4.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                       Currently Outstanding)

CIUS1MNUM    ; RCON5574 ; 0          ; 4.c. With original amounts of more than $250,000 through $1,000,000 ((Column A) Number of
                                       Loans)

CILNUS1M     ; RCON5575 ; 0          ; 4.c. With original amounts of more than $250,000 through $1,000,000 ((Column B) Amount
                                       Currently Outstanding)

             ;          ;            ; Agricultural Loans to Small Farms

FARMLNIND    ; RCON6860 ; 0          ; 5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your banks Loans secured by farmland

             ;          ;            ; If YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.

             ;          ;            ; If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.

             ;          ;            ; If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

             ;          ;            ; 6. Report the total number of loans currently outstanding for each of the following Schedule
                                       RC C, part I, loan categories:

REFARMNUM    ; RCON5576 ; 0          ; 6.a. Loans secured by farmland (including farm residential and other improvements) reported in Schedule RC C, part I, item 1.b, (Note: Item 1.b divided by the number of loans

FARMNUM      ; RCON5577 ; 0          ; 6.b. Loans to finance agricultural production and other loans to farmers reported in Schedule
                                       RC C, part I, item 3 (Note: Item 3 divided by the number of loans should NOT exceed
                                       $100,000.)

             ;          ;            ; 7. Number and amount currently outstanding of Loans secured by farmland (including farm residential and other improvements) reported in Schedule RC C, part I, item 1.b:

REFRM100NM   ; RCON5578 ; 0          ; 7.a. With original amounts of $100,000 or less (Column A) Number of Loans ((Column A) Number of Loans)

REFRMLN100   ; RCON5579 ; 0          ; 7.a. With original amounts of $100,000 or less (Column B) Amount Currently Outstanding
                                       ((Column B) Amount Currently Outstanding)

REFRM250NM   ; RCON5580 ; 0          ; 7.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of
                                       Loans)

REFRMLN250   ; RCON5581 ; 0          ; 7.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                       Currently Outstanding)

REFRM500NM   ; RCON5582 ; 0          ; 7.c. With original amounts of more than $250,000 through $500,000 ((Column A) Number of
                                       Loans)

REFRMLN500   ; RCON5583 ; 0          ; 7.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount
                                       Currently Outstanding)

             ;          ;            ; 8. Number and amount currently outstanding of Loans to finance agricultural production and other loans to farmers reported in Schedule RC C, part I, item 3 (sum of items 8.a through
                                       8.c):

AG100NUM     ; RCON5584 ; 0          ; 8.a. With original amounts of $100,000 or less ((Column A) Number of Loans)

AGLN100      ; RCON5585 ; 0          ; 8.a. With original amounts of $100,000 or less ((Column B) Amount Currently Outstanding)

AG250NUM     ; RCON5586 ; 0          ; 8.b. With original amounts of more than $100,000 through $250,000 ((Column A) Number of
                                       Loans)

AGLN250      ; RCON5587 ; 0          ; 8.b. With original amounts of more than $100,000 through $250,000 ((Column B) Amount
                                       Currently Outstanding)

AG500NUM     ; RCON5588 ; 0          ; 8.c. With original amounts of more than $250,000 through $500,000 ((Column A) Number of
                                       Loans)

AGLN500      ; RCON5589 ; 0          ; 8.c. With original amounts of more than $250,000 through $500,000 ((Column B) Amount
                                       Currently Outstanding)

             ;          ;            ; * The $300 million asset size test is generally based on the total assets reported on the
                                       June 30, 2004, Report of Condition.

             ;          ;            ; ** Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

             ;          ;            ; *** Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed end loans secured by first liens on 1 to 4 family residential properties included in Schedule RC N, item 1.c.(2)(a), column C, must equal total closed end loans...

             ;          ;            ; **** Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC N, sum of items 1 through 8, column C, minus nonaccrual closed end loans secured by first liens on 1 to 4 family residential propertie...

             ;          ;            ; ***** Exclude loans secured by real estate that are included in Schedule RC C, part I, items
                                       1.a through 1.e, column B.

             ;          ;            ; Schedule RC D Trading Assets and Liabilities

             ;          ;            ; Schedule RC D is to be completed by banks that reported average trading assets (Schedule RC
                                       K, item 7) of $2 million or more for any quarter of the preceding calendar year.

             ;          ;            ; ASSETS

TAUSTRES     ; RCON3531 ; 0          ; 1. U.S. Treasury securities

TAGENCYOBL   ; RCON3532 ; 0          ; 2. U.S. Government agency obligations (exclude mortgage backed securities)

TASECSTPOL   ; RCON3533 ; 0          ; 3. Securities issued by states and political subdivisions in the U.S.

             ;          ;            ; 4. Mortgage backed securities (MBS)

TAPASSFNMA   ; RCON3534 ; 0          ; 4.a. Pass through securities issued or guaranteed by FNMA, FHLMC, or GNMA

TACMOFNMA    ; RCON3535 ; 0          ; 4.b. Other mortgage backed securities issued or guaranteed by FNMA, FHLMC, or GNMA (include
                                       CMOs, REMICs, and stripped MBS)

TAOMRTGSEC   ; RCON3536 ; 0          ; 4.c. All other mortgage backed securities

TAOTHDBTSE   ; RCON3537 ; 0          ; 5. Other debt securities

             ;          ;            ; 6. through  8. Not applicable

TAOTHER      ; RCON3541 ; 0          ; 9. Other trading assets

             ;          ;            ; 10. Not applicable

TAREVALGNS   ; RCON3543 ; 0          ; 11. Derivatives with a positive fair value

TOTRADEAST   ; RCON3545 ; 0          ; 12. Total trading assets (sum of items 1 through 11)(must equal Schedule RC, item 5)

             ;          ;            ; LIABILITIES

TLSHORTPOS   ; RCON3546 ; 0          ; 13. Liability for short positions

TLREVALOSS   ; RCON3547 ; 0          ; 14. Derivatives with a negative fair value

TOTRADELIA   ; RCON3548 ; 0          ; 15. Total trading liabilities (sum of items 13 and 14)(must equal Schedule RC, item 15)

             ;          ;            ; Schedule RC E Deposit Liabilities

             ;          ;            ; Deposits of:

TRANSIPCCK   ; RCONB549 ; 0          ; 1. Individuals, partnerships, and corporations (include all certified and official checks)
                                       (Transaction Accounts (Column A) Total transaction accounts (including total demand deposits))

NTRXIPCCK    ; RCONB550 ; 0          ; 1. Individuals, partnerships, and corporations (include all certified and official checks)
                                       (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

TRANSUSGOV   ; RCON2202 ; 0          ; 2. U.S. Government (Transaction Accounts ((Column A) Total transaction accounts (including total demand deposits))

NONTRANUS    ; RCON2520 ; 0          ; 2. U.S. Government (Nontransaction Accounts (Column C) Total nontransaction accounts
                                       (including MMDAs))

TRANSSTPOL   ; RCON2203 ; 0          ; 3. States and political subdivisions in the U.S. (Transaction Accounts ((Column A) Total
                                       transaction accounts (including total demand deposits))

NONTRANST    ; RCON2530 ; 0          ; 3. States and political subdivisions in the U.S. (Nontransaction Accounts (Column C) Total
                                       nontransaction accounts (including MMDAs))

TRANSCBDEP   ; RCONB551 ; 0          ; 4. Commercial banks and other depository institutions in the U.S. (Transaction Accounts
                                       ((Column A) Total transaction accounts (including total demand deposits))

NTRXCBDEP    ; RCONB552 ; 0          ; 4. Commercial banks and other depository institutions in the U.S. (Nontransaction Accounts
                                       (Column C) Total nontransaction accounts (including MMDAs))

TRANSFORBK   ; RCON2213 ; 0          ; 5. Banks in foreign countries (Transaction Accounts ((Column A) Total transaction accounts
                                       (including total demand deposits))

NONTRANFOR   ; RCON2236 ; 0          ; 5. Banks in foreign countries (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

TRANSFORG    ; RCON2216 ; 0          ; 6. Foreign governments and official institutions (including foreign central banks)
                                       (Transaction Accounts (Column A) Total transaction accounts (including total demand deposits)

NONTRXFORG   ; RCON2377 ; 0          ; 6. Foreign governments and official institutions (including foreign central banks)
                                       (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

TOTTRANDEP   ; RCON2215 ; 0          ; 7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a)
                                       (Transaction Accounts (Column A) Total transaction accounts (including total demand deposits))

DEMAND       ; RCON2210 ; 0          ; 7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a)
                                       (Transaction Accounts (Column B) Memo: Total demand deposits (included in Column A))

TOTNONTRDP   ; RCON2385 ; 0          ; 7. Total (sum of items 1 through 6)(sum of columns A and C must equal Schedule RC, item 13.a)
                                       (Nontransaction Accounts (Column C) Total nontransaction accounts (including MMDAs))

             ;          ;            ; Memoranda

             ;          ;            ; M.1. Selected components of total deposits (i.e., sum of item 7, columns A and C)

IRAKEOGH     ; RCON6835 ; 0          ; M.1.a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts

BROKERDEP    ; RCON2365 ; 0          ; M.1.b. Total brokered deposits

             ;          ;            ; M.1.c. Fully insured brokered deposits (included in Memorandum item 1.b above)*****

BROKRLT100   ; RCON2343 ; 0          ; M.1.c.(1) Issued in denominations of less than $100,000

BROKR100     ; RCON2344 ; 0          ; M.1.c.(2) Issued either in denominations of $100,000 or in denominations greater than
                                       $100,000 and participated out by the broker in shares of $100,000 or less

             ;          ;            ; M.1.d. Maturity data for brokered deposits

BKRLT100LT1  ; RCONA243 ; 0          ; M.1.d.(1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1) above)

BKRGT100LT1  ; RCONA244 ; 0          ; M.1.d.(2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b above)

PREFERDEP    ; RCON5590 ;            ; M.1.e. Preferred deposits (uninsured deposits of states and political subdivisions in the
                                       U.S. reported in item 3 above which are secured or collateralized as required under state law) to be completed for the December report only)

             ;          ;            ; M.2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):

             ;          ;            ; M.2.a. Savings deposits

MMDA         ; RCON6810 ; 0          ; M.2.a.(1) Money market deposit accounts (MMDAs)

OTHSAVDEP    ; RCON0352 ; 0          ; M.2.a.(2) Other savings deposits (excludes MMDAs)

TMUNDER100   ; RCON6648 ; 0          ; M.2.b. Total time deposits of less than $100,000

TMDEPGT100   ; RCON2604 ; 0          ; M.2.c. Total time deposits of $100,000 or more

             ;          ;            ; M.3. Maturity and repricing data for time deposits of less than $100,000

             ;          ;            ; M.3.a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of:*,**

TMLT1003LES  ; RCONA579 ; 0          ; M.3.a.(1) Three months or less

TMLT1003_12  ; RCONA580 ; 0          ; M.3.a.(2) Over three months through 12 months

TMLT1001_3   ; RCONA581 ; 0          ; M.3.a.(3) Over one year through three years

TMLT100OV3   ; RCONA582 ; 0          ; M.3.a.(4) Over three years

TMLT100LT1   ; RCONA241 ; 0          ; M.3.b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less
                                       (included in Memorandum items 3.a.(1) through 3.a.(2) above)***

             ;          ;            ; M.4. Maturity and repricing data for time deposits of $100,000 or more

             ;          ;            ; M.4.a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of:*,****

TMGT1003LES  ; RCONA584 ; 0          ; M.4.a.(1) Three months or less

TMGT1003_12  ; RCONA585 ; 0          ; M.4.a.(2) Over three months through 12 months

TMGT1001_3   ; RCONA586 ; 0          ; M.4.a.(3) Over one year through three years

TMGT100OV3   ; RCONA587 ; 0          ; M.4.a.(4) Over three years

TMGT100LT1   ; RCONA242 ; 0          ;M.4.b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less
                                       (included in Memorandum items 4.a.(1) through 4.a.(2) above)***

             ;          ;            ; * Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.

             ;          ;            ; ** Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC E, Memorandum item
                                       2.b.

             ;          ;            ; *** Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

             ;          ;            ; **** Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC E, Memorandum item 2.c.

             ;          ;            ; ***** Report Brokered retirement deposit accounts eligible for $250,000 in deposit insurance coverage in Memorandum item 1.c.(1) only if they have been issued in denominations of less than $100,000.

             ;          ;            ; Report brokered retirement deposit accounts in Memorandum item 1.c.(2) if they have been issued either in denominations of exactly $100,000 through exactly $250,000 or in denominations

             ;          ;            ; greater than $100,000 and participated out by the broker in shares of $250,000 or less.

             ;          ;            ; Schedule RC F Other Assets

OAACIRECV    ; RCONB556 ; 375        ; 1. Accrued interest receivable*

OADEFTAX     ; RCON2148 ; 2943       ; 2. Net deferred tax assets**

             ;          ;            ; 3. Interest only strips receivable (not in the form of a security)*** on:

MRTGINTSTRP  ; RCONA519 ; 0          ; 3.a. Mortgage loans

OTHASTISTRP  ; RCONA520 ; 0          ; 3.b. Other financial assets

OTEQSECAAM   ; RCON1752 ; 3000       ; 4. Equity securities that DO NOT have readily determinable fair values****

LIFINSCSV    ; RCONC009 ; 0          ; 5. Life insurance assests

OAOTH        ; RCON2168 ; 36138      ; 6. All other assets (itemize and describe amounts greater than 25,000 that exceed 25% of this item)

PRPDEXP      ; RCON2166 ; 0          ; 6.a. Prepaid expenses

PROPREPO     ; RCON1578 ; 0          ; 6.b. Repossessed personal property (including vehicles)

DERIVPFV     ; RCONC010 ; 0          ; 6.c. Derivatives with a positive fair value held for purposes other than trading

RTINTSCC     ; RCONC436 ; 0          ; 6.d. Retained interests in accrued interest receivable related to securitized credit cards

OAOTHA       ; RCON3549 ; 9080       ; 6.e (TEXT 3549)

OAOTHB       ; RCON3550 ; 27058      ; 6.f.(TEXT 3550)

OAOTHC       ; RCON3551 ; 0          ; 6.g.(TEXT 3551)

TOTOA        ; RCON2160 ; 42456      ; 7. Total (sum of items 1 through 5)(must equal Schedule RC, item 11)

             ;          ;            ; * Includes accrued interest receivable on loans, leases, debt securities, and other interest bearing assets.

             ;          ;            ; ** See discussion of deferred income taxes in Glossary entry on income taxes.

             ;          ;            ; *** Report interest only strips receivable in the form of a security as available for sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

             ;          ;            ; **** Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers bank stock.

             ;          ;            ; Schedule RC G Other Liabilities

OLACCDEP     ; RCON3645 ; 0          ; 1.a. Interest accrued and unpaid on deposits*

OLACCEXP     ; RCON3646 ; 27540      ; 1.b. Other expenses accrued and unpaid (includes accrued income taxes payable)

OLDEFTAX     ; RCON3049 ; 0          ; 2. Net deferred tax liabilities**

OLALLOBX     ; RCONB557 ; 0          ; 3. Allowance for credit losses on off balance sheet credit exposures

OLOTH        ; RCON2938 ; 5737       ; 4. All other liabilities (itemize and describe amounts greater than 25,000 that exceed 25% of this item)

ACTPAYBL     ; RCON3066 ; 0          ; 4.a. Accounts payable

DEFCOMPL     ; RCONC011 ; 0          ; 4.b. Deferred compensation liabilities

DIVDNYP      ; RCON2932 ; 0          ; 4.c. Dividends declared but not yet payable

DERIVNFV     ; RCONC012 ; 0          ; 4.d. Derivatives with a negative fair value held for purposes other than trading

OLOTHA       ; RCON3552 ; 5424       ; 4.e.(TEXT 3552)

OLOTHB       ; RCON3553 ; 0          ; 4.f.(TEXT 3553)

OLOTHC       ; RCON3554 ; 0          ; 4.g.(TEXT 3554)

TOTOL        ; RCON2930 ; 33277      ; 5. Total (sum of items 1 through 4)(must equal Schedule RC, item 20)

             ;          ;            ; * For savings banks, include dividends accrued and unpaid on deposits.

             ;          ;            ; ** See discussion of deferred income taxes in Glossary entry on income taxes.

             ;          ;            ; Schedule RC K Quarterly Averages*

             ;          ;            ; ASSETS

AVGINTBAL    ; RCON3381 ; 31307      ; 1. Interest bearing balances due from depository institutions

AVGUSGXM     ; RCONB558 ; 84203      ; 2. U.S. Treasury securities and U.S. Government agency obligations**(excluding mortgage backed securities)

AVGMORTBS    ; RCONB559 ; 0          ; 3. Mortgage backed securities**

AVOSECTS     ; RCONB560 ; 201        ; 4. All other securities **,***(includes securities issued by states and political subdivisions in the U.S.)

AVGFFSOLD    ; RCON3365 ; 0          ; 5. Federal funds sold and securities purchased under agreements to resell

             ;          ;            ; 6. Items 6.a through 6.d.(2) are to be completed by all banks.

             ;          ;            ;     Loans

AVLOANS      ; RCON3360 ; 0          ; 6.a. Total loans

AVGSECBYRE   ; RCON3385 ; 0          ; 6.b. Loans secured by real estate

AVGCILOANS   ; RCON3387 ; 0          ; 6.c. Commercial and industrial loans

             ;          ;            ; 6.d. Loans to individuals for household, family, and other personal expenditures

AVGINDCRCD   ; RCONB561 ; 0          ; 6.d.(1) Credit cards

AVGINDREVC   ; RCONB562 ; 0          ; 6.d.(2) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)

AVGTRADE     ;          ; 0          ; 7. To be completed by banks with $100 million or more in total assets:****

AVGTRADE     ; RCON3401 ; 0          ;     Trading assets

AVDIRLSFIN   ; RCON3484 ; 0          ; 8. Lease financing receivables (net of unearned income)

AVGASSETS    ; RCON3368 ; 144602     ; 9. Total assets*****

             ;          ;            ; LIABILITIES

AVTRANSDEP   ; RCON3485 ; 0          ; 10. Interest bearing transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)(exclude demand deposits)

             ;          ;            ; 11. Nontransaction accounts

AVGSAVD      ; RCONB563 ; 0          ; 11.a. Savings deposits (includes MMDAs)

AVGTMEGT100  ; RCONA514 ; 0          ; 11.b. Time deposits of $100,000 or more

AVGTMELT100  ; RCONA529 ; 0          ; 11.c. Time deposits of less than $100,000

AVFFPUR      ; RCON3353 ; 0          ; 12. Federal funds purchased and securities sold under agreements to repurchase

AVOLIBOR     ; RCON3355 ; 0          ; 13. To be completed by banks with $100 million or more in total assets:**** Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)

             ;          ;            ; Memorandum

             ;          ;            ; M.1. Memorandum item 1 is to be completed by:****

             ;          ;            ; banks with $300 million or more in total assets, and

             ;          ;            ; banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans.

AVGFARMLNS   ; RCON3386 ;            ; Loans to finance agricultural production and other loans to farmers.

             ;          ;            ; * For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).

             ;          ;            ; ** Quarterly averages for all debt securities should be based on amortized cost.

             ;          ;            ; *** Quarterly averages for all equity securities should be based on historical cost.

             ;          ;            ; **** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.

             ;          ;            ; ***** The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without...

             ;          ;            ; Schedule RC L Derivatives and Off Balance Sheet Items

             ;          ;            ; Please read carefully the instructions for the preparation of Schedule RC L. Some of the amounts reported in Schedule RC L are regarded as volume indicators and not necessarily as measures of risk.

             ;          ;            ; 1. Unused commitments

UNCMMTEQLN   ; RCON3814 ; 0          ; 1.a. Revolving, open end lines secured by 1 to 4 family residential properties, e.g., home equity lines

UNCMMTCRCD   ; RCON3815 ; 0          ; 1.b. Credit card lines

UNCMTRECON   ; RCON3816 ; 0          ; 1.c.(1) Commitments to fund commercial real estate, construction, and land development loans secured by real estate

UNCMTUNSEC   ; RCON6550 ; 0          ; 1.c.(2) Commitments to fund commercial real estate, construction, and land development loans
                                       NOT secured by real estate

UNCMMTSEC    ; RCON3817 ; 0          ; 1.d. Securities underwriting

UNOTHCMMT    ; RCON3818 ; 0          ; 1.e. Other unused commitments

FINSTDBY     ; RCON3819 ; 0          ; 2. Financial standby letters of credit

FINCONVEY    ; RCON3820 ; 0          ; 2.a. Amount of financial standby letters of credit conveyed to others

PERFSTDBY    ; RCON3821 ; 0          ; 3. Performance standby letters of credit

PERFCONVEY   ; RCON3822 ; 0          ; 3.a. Amount of performance standby letters of credit conveyed to others

LETTERCRDT   ; RCON3411 ; 0          ; 4. Commercial and similar letters of credit

             ;          ;            ; 5. Not applicable

SECLENT      ; RCON3433 ; 0          ; 6. Securities lent (including customers securities lent where the customer is indemnified against loss by the reporting bank)

             ;          ;            ; 7. Credit derivatives

             ;          ;            ; 7.a. Notional amounts:

CALLC968     ; RCONC968 ; 0          ; 7.a.(1) Credit default swaps ((Column A) Guarantor)

CALLC969     ; RCONC969 ; 0          ; 7.a.(1) Credit default swaps ((Column B) Beneficiary)

CALLC970     ; RCONC970 ; 0          ; 7.a.(2) Total return swaps ((Column A) Guarantor)

CALLC971     ; RCONC971 ; 0          ; 7.a.(2) Total return swaps ((Column B) Beneficiary)

CALLC972     ; RCONC972 ; 0          ; 7.a.(3) Credit options ((Column A) Guarantor)

CALLC973     ; RCONC973 ; 0          ; 7.a.(3) Credit options ((Column B) Beneficiary)

CALLC974     ; RCONC974 ; 0          ; 7.a.(4) Other credit derivatives ((Column A) Guarantor)

CALLC975     ; RCONC975 ; 0          ; 7.a.(4) Other credit derivatives ((Column B) Beneficiary)

             ;          ;            ; 7.b.Gross fair values:

CRDERGPOS    ; RCONC219 ; 0          ; 7.b.(1) Gross positive fair value ((Column A) Guarantor)

CRDERBPOS    ; RCONC221 ; 0          ; 7.b.(1) Gross positive fair value ((Column B) Beneficiary)

CRDERGNEG    ; RCONC220 ; 0          ; 7.b.(2) Gross negative fair value ((Column A) Guarantor)

CRDERBNEG    ; RCONC222 ; 0          ; 7.b.(2) Gross negative fair value ((Column B) Beneficiary)

SPOTFGNEX    ; RCON8765 ; 0          ; 8. Spot foreign exchange contracts

OTHCOMMIT    ; RCON3430 ; 0          ; 9. All other off balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)

SECBORROW    ; RCON3432 ; 0          ; 9.a. Securities borrowed

WHENISSPUR   ; RCON3434 ; 0          ; 9.b. Commitments to purchase when issued securities

CALLC978     ; RCONC978 ; 0          ; 9.c. Standby letters of credit issued by a Federal Home Loan Bank on the banks behalf

OTHCOMMITA   ; RCON3555 ; 0          ; 9.d. (TEXT 3555)

OTHCOMMITB   ; RCON3556 ; 0          ; 9.e. (TEXT 3556)

OTHCOMMITC   ; RCON3557 ; 0          ; 9.f. (TEXT 3557)

OTHOFFAST    ; RCON5591 ; 0          ; 10. All other off balance sheet assets (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, Total equity capital)

WHENISSSEL   ; RCON3435 ; 0          ; 10.a. Commitments to sell when issued securities

OTHOBSASTA   ; RCON5592 ; 0          ; 10.b. (TEXT 5592)

OTHOBSASTB   ; RCON5593 ; 0          ; 10.c. (TEXT 5593)

OTHOBSASTC   ; RCON5594 ; 0          ; 10.d. (TEXT 5594)

OTHOBSASTD   ; RCON5595 ; 0          ; 10.e. (TEXT 5595)

             ;          ;            ; 11. Year-to-date merchant credit card sales volume

MCRCDACQ     ; RCONC223 ; 0          ; 11.a. Sales for which the reporting bank is the acquiring bank

MCRCDWRISK   ; RCONC224 ; 0          ; 11.b. Sales for which the reporting bank is the agent bank with risk

             ;          ;            ; Derivatives Position Indicators

             ;          ;            ; 12. Gross amounts (e.g., notional amounts) (for each column, sum of items 12.a through 12.e must equal sum of items 13 and 14):

INTRTEFUT    ; RCON8693 ; 0          ; 12.a. Futures contracts ((Column A) Interest Rate Contracts)

FGNEXFUT     ; RCON8694 ; 0          ; 12.a. Futures contracts ((Column B) Foreign Exchange Contracts)

EQDERFUT     ; RCON8695 ; 0          ; 12.a. Futures contracts ((Column C) Equity Derivative Contracts)

CMDTYFUT     ; RCON8696 ; 0          ; 12.a. Futures contracts ((Column D) Commodity and Other Contracts)

INTRTEFOR    ; RCON8697 ; 0          ; 12.b. Forward contracts ((Column A) Interest Rate Contracts)

FGNEXFOR     ; RCON8698 ; 0          ; 12.b. Forward contracts ((Column B) Foreign Exchange Contracts)

EQDERFOR     ; RCON8699 ; 0          ; 12.b. Forward contracts ((Column C) Equity Derivative Contracts)

CMDTYFOR     ; RCON8700 ; 0          ; 12.b. Forward contracts ((Column D) Commodity and Other Contracts)

             ;          ;            ; 12.c. Exchange traded option contracts

INTRTEWRTET  ; RCON8701 ; 0          ; 12.c.(1) Written options ((Column A) Interest Rate Contracts)

FGNEXWRTET   ; RCON8702 ; 0          ; 12.c.(1) Written options ((Column B) Foreign Exchange Contracts)

EQDERWRTET   ; RCON8703 ; 0          ; 12.c.(1) Written options ((Column C) Equity Derivative Contracts)

CMDTYWRTET   ; RCON8704 ; 0          ; 12.c.(1) Written options ((Column D) Commodity and Other Contracts)

INTRTEPURET  ; RCON8705 ; 0          ; 12.c.(2) Purchased options ((Column A) Interest Rate Contracts)

FGNEXPURET   ; RCON8706 ; 0          ; 12.c.(2) Purchased options ((Column B) Foreign Exchange Contracts)

EQDERPURET   ; RCON8707 ; 0          ; 12.c.(2) Purchased options ((Column C) Equity Derivative Contracts)

EQDERWRTOTC  ; RCON8708 ; 0          ; 12.c.(2) Purchased options ((Column D) Commodity and Other Contracts)

             ;          ;            ; 12.d. Over the counter option contracts

INTRTEWRTOTC ; RCON8709 ; 0          ; 12.d.(1) Written options ((Column A) Interest Rate Contracts)

FGNEXWRTOTC  ; RCON8710 ; 0          ; 12.d.(1) Written options ((Column B) Foreign Exchange Contracts)

EQDERWRTOTC  ; RCON8711 ; 0          ; 12.d.(1) Written options ((Column C) Equity Derivative Contracts)

CMDTYWRTOTC  ; RCON8712 ; 0          ; 12.d.(1) Written options ((Column D) Commodity and Other Contracts)

INTRTEPUROTC ; RCON8713 ; 0          ; 12.d.(2) Purchased options ((Column A) Interest Rate Contracts)

FGNEXPUROTC  ; RCON8714 ; 0          ; 12.d.(2) Purchased options ((Column B) Foreign Exchange Contracts)

EQDERPUROTC  ; RCON8715 ; 0          ; 12.d.(2) Purchased options ((Column C) Equity Derivative Contracts)

CMDTYPUROTC  ; RCON8716 ; 0          ; 12.d.(2) Purchased options ((Column D) Commodity and Other Contracts)

INTRTESWAP   ; RCON3450 ; 0          ; 12.e. Swaps ((Column A) Interest Rate Contracts)

FGNEXSWAP    ; RCON3826 ; 0          ; 12.e. Swaps ((Column B) Foreign Exchange Contracts)

EQDERSWAP    ; RCON8719 ; 0          ; 12.e. Swaps ((Column C) Equity Derivative Contracts)

CMDTYSWAP    ; RCON8720 ; 0          ; 12.e. Swaps ((Column D) Commodity and Other Contracts)

INTRTEHFT    ; RCONA126 ; 0          ; 13. Total gross notional amount of derivative contracts held for trading ((Column A) Interest
                                       Rate Contracts)

FGNEXHFT     ; RCONA127 ; 0          ; 13. Total gross notional amount of derivative contracts held for trading ((Column B) Foreign
                                       Exchange Contracts)

EQDERHFT     ; RCON8723 ; 0          ; 13. Total gross notional amount of derivative contracts held for trading ((Column C) Equity
                                       Derivative Contracts)

CMDTYHFT     ; RCON8724 ; 0          ; 13. Total gross notional amount of derivative contracts held for trading ((Column D)
                                       Commodity and Other Contracts)

INTRTEMTM    ; RCON8725 ; 0          ; 14. Total gross notional amount of derivative contracts held for purposes other than trading
                                       ((Column A) Interest Rate Contracts)

FGNEXMTM     ; RCON8726 ; 0          ; 14. Total gross notional amount of derivative contracts held for purposes other than trading
                                       ((Column B) Foreign Exchange Contracts)

EQDERMTM     ; RCON8727 ; 0          ; 14. Total gross notional amount of derivative contracts held for purposes other than trading
                                       ((Column C) Equity Derivative Contracts)

CMDTYMTM     ; RCON8728 ; 0          ; 14. Total gross notional amount of derivative contracts held for purposes other than trading
                                       ((Column D) Commodity and Other Contracts)

INTRTSWAPFX  ; RCONA589 ; 0          ; 14.a. Interest rate swaps where the bank has agreed to pay a fixed rate ((Column A) Interest
                                       Rate Contracts)

             ;          ;            ; 15. Gross fair values of derivative contracts:

             ;          ;            ; 15.a. Contracts held for trading

INTRTEHFTGP  ; RCON8733 ; 0          ; 15.a.(1) Gross positive fair value ((Column A) Interest Rate Contracts)

FGNEXHFTGP   ; RCON8734 ; 0          ; 15.a.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)

EQDERHFTGP   ; RCON8735 ; 0          ; 15.a.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)

CMDTYHFTGP   ; RCON8736 ; 0          ; 15.a.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)

INTRTEHFTGN  ; RCON8737 ; 0          ; 15.a.(2) Gross negative fair value ((Column A) Interest Rate Contracts)

FGNEXHFTGN   ; RCON8738 ; 0          ; 15.a.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)

EQDERHFTGN   ; RCON8739 ; 0          ; 15.a.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)

CMDTYHFTGN   ; RCON8740 ; 0          ; 15.a.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)

             ;          ;            ; 15.b. Contracts held for purposes other than trading

INTRTEMTMGP  ; RCON8741 ; 0          ; 15.b.(1) Gross positive fair value ((Column A) Interest Rate Contracts)

FGNEXMTMGP   ; RCON8742 ; 0          ; 15.b.(1) Gross positive fair value ((Column B) Foreign Exchange Contracts)

EQDERMTMGP   ; RCON8743 ; 0          ; 15.b.(1) Gross positive fair value ((Column C) Equity Derivative Contracts)

CMDTYMTMGP   ; RCON8744 ; 0          ; 15.b.(1) Gross positive fair value ((Column D) Commodity and Other Contracts)

INTRTEMTMGN  ; RCON8745 ; 0          ; 15.b.(2) Gross negative fair value ((Column A) Interest Rate Contracts)

FGNEXMTMGN   ; RCON8746 ; 0          ; 15.b.(2) Gross negative fair value ((Column B) Foreign Exchange Contracts)

EQDERMTMGN   ; RCON8747 ; 0          ; 15.b.(2) Gross negative fair value ((Column C) Equity Derivative Contracts)

CMDTYMTMGN   ; RCON8748 ; 0          ; 15.b.(2) Gross negative fair value ((Column D) Commodity and Other Contracts)

             ;          ;            ; * The $100 million asset size test is generally based on the total assets reported in the
                                       June 30, 2004, Report of Condition.

             ;          ;            ; Schedule RC M Memoranda

             ;          ;            ; 1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date

EXECLOANS    ; RCON6164 ; 0          ; 1.a. Aggregate amount of all extensions of credit to all executive officers, directors, principal shareholders, and their related interests

EXECLNSNO    ; RCON6165 ; 0          ; 1.b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000...

             ;          ;            ; 2. Intangible assets other than goodwill

MTGSERV      ; RCON3164 ; 0          ; 2.a. Mortgage servicing assets

MTGSERVFV    ; RCONA590 ; 0          ; 2.a.(1) Estimated fair value of mortgage servicing assets

CCRLNMTGSA   ; RCONB026 ; 0          ; 2.b. Purchased credit card relationships and nonmortgage servicing assets

ALLOTHINTG   ; RCON5507 ; 0          ; 2.c. All other identifiable intangible assets

TINGASET     ; RCON0426 ; 0          ; 2.d. Total (sum of items 2.a, 2.b, and 2.c) (must equal Schedule RC, item 10.b)

             ;          ;            ; 3. Other real estate owned

REINVOWNED   ; RCON5372 ; 0          ; 3.a. Direct and indirect investments in real estate ventures

             ;          ;            ; 3.b. All other real estate owned

REOWNCONS    ; RCON5508 ; 0          ; 3.b.(1) Construction, land development and other land

REOWNFARM    ; RCON5509 ; 0          ; 3.b.(2) Farmland

REOWN1_4     ; RCON5510 ; 0          ; 3.b.(3) 1 to 4 family residential properties

REOWN5MOR    ; RCON5511 ; 0          ; 3.b.(4) Multifamily (5 or more) residential properties

REOWNNONFM   ; RCON5512 ; 0          ; 3.b.(5) Nonfarm nonresidential properties

CALLC979     ; RCONC979 ; 0          ; 3.b.(6) Foreclosed properties from "GNMA loans"

TOTREOWNED   ; RCON2150 ; 0          ; 3.c. Total (sum of items 3.a and 3.b) (must equal Schedule RC, item 7)

             ;          ;            ; 4. Investments in unconsolidated subsidiaries and associated companies

REINVSUBS    ; RCON5374 ; 0          ; 4.a. Direct and indirect investments in real estate ventures

OTHINVSUBS   ; RCON5375 ; 0          ; 4.b. All other investments in unconsolidated subsidiaries and associated companies

TOTINVSUBS   ; RCON2130 ; 0          ; 4.c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)

             ;          ;            ; 5. Other borrowed money

             ;          ;            ; 5.a. Federal Home Loan Bank advances

BMFHLB1LES   ; RCON2651 ; 0          ; 5.a.(1) With a remaining maturity of one year or less*

BMFHLB1_3    ; RCONB565 ; 0          ; 5.a.(2) With a remaining maturity of more than one year through three years

BMFHLBOV3    ; RCONB566 ; 0          ; 5.a.(3) With a remaining maturity of more than three years

             ;          ;            ; 5.b. Other borrowings

BMOTH1LES    ; RCONB571 ; 0          ; 5.b.(1) With a remaining maturity of one year or less

BMOTH1_3     ; RCONB567 ; 0          ; 5.b.(2) With a remaining maturity of more than one year through three years

BMOTHOV3     ; RCONB568 ; 0          ; 5.b.(3) With a remaining maturity of more than three years

OTBRWMNY     ; RCON3190 ; 0          ; 5.c. Total (sum of items 5.a.(1) through 5.b.(3)) (must equal Schedule RC, item 16)

PRILMUTF     ; RCONB569 ; 0          ; 6. Does the reporting banks sell private label or third party mutual funds and annuities?

ASPMUTF      ; RCONB570 ; 0          ; 7. Assets under the reporting banks management in proprietary mutual funds and annuities

             ;          ;            ; 8. Primary Internet Web site address of the bank (home page), if any

             ;          ;            ; (Example: www.examplebank.com)

             ;          ;            ; (TEXT 4087) http://http://www.mansonbank.com

WEBTRANCP    ; RCON4088 ; 0          ; 9. Do any of the banks Internet Web sites have transactional capability, i.e, allow the banks customers to execute transactions on their accounts through the Web site?

             ;          ;            ; *Includes overnight Federal Home Loan Bank advances.

             ;          ;            ; Schedule RC N Past Due and Nonaccrual Loans, Leases, and Other Assets

             ;          ;            ; 1. Loans secured by real estate

CNLD30_89    ; RCON2759 ; 0          ; 1.a. Construction, land development, and other land loans ((Column A) Past due 30 through 89 days and still accruing)

CONST90MOR   ; RCON2769 ; 0          ; 1.a. Construction, land development, and other land loans ((Column B) Past due 90 days or more and still accruing)

CONSTNONAC   ; RCON3492 ; 0          ; 1.a. Construction, land development, and other land loans ((Column C) Nonaccrual)

FRML30_89    ; RCON3493 ; 0          ; 1.b. Secured by farmland ((Column A) Past due 30 through 89 days and still accruing)

FARM90MOR    ; RCON3494 ; 0          ; 1.b. Secured by farmland ((Column B) Past due 90 days or more and still accruing)

FARMNONAC    ; RCON3495 ; 0          ; 1.b. Secured by farmland ((Column C) Nonaccrual)

             ;          ;            ; 1.c. Secured by 1 to 4 family residential properties

REVOE30_89   ; RCON5398 ; 0          ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column A) Past due 30 through 89 days and still accruing)

REVRS90MOR   ; RCON5399 ; 0          ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) Past due 90 days or more and still accruing)

REVRSNONAC   ; RCON5400 ; 0          ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column C) Nonaccrual)

             ;          ;            ; 1.c.(2) Closed end loans secured by 1 to 4 family residential properties

CL1ST30_89   ; RCONC236 ; 0          ; 1.c.(2)(a) Secure by first liens ((Column A) Past due 30 through 89 days and still accruing)

CL1ST90MOR   ; RCONC237 ; 0          ; 1.c.(2)(a) Secure by first liens ((Column B) Past due 90 days or more and still accruing)

CL1STNACC    ; RCONC229 ; 0          ; 1.c.(2)(a) Secure by first liens ((Column C) Nonaccrual)

CLJRL30_89   ; RCONC238 ; 0          ; 1.c.(2)(b) Secured by junior liens ((Column A) Past due 30 through 89 days and still accruing)

CLJRL90MOR   ; RCONC239 ; 0          ; 1.c.(2)(b) Secured by junior liens ((Column B) Past due 90 days or more and still accruing)

CLJRLNACC    ; RCONC230 ; 0          ; 1.c.(2)(b) Secured by junior liens ((Column C) Nonaccrual)

RESMUL30_89  ; RCON3499 ; 0          ; 1.d. Secured by multifamily (5 or more) residential properties ((Column A) Past due 30 through 89 days and still accruing)

MLTRS90MOR   ; RCON3500 ; 0          ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) Past due 90 days or more and still accruing)

MLTRSNONAC   ; RCON3501 ; 0          ; 1.d. Secured by multifamily (5 or more) residential properties ((Column C) Nonaccrual)

SNFNR30_89   ; RCON3502 ; 0          ; 1.e. Secured by nonfarm nonresidential properties ((Column A) Past due 30 through 89 days and still accruing)

NONRS90MOR   ; RCON3503 ; 0          ; 1.e. Secured by nonfarm nonresidential properties ((Column B) Past due 90 days or more and still accruing)

NONRSNONAC   ; RCON3504 ; 0          ; 1.e. Secured by nonfarm nonresidential properties ((Column C) Nonaccrual)

DINST30_89   ; RCONB834 ; 0          ; 2. Loans to depository institutions and acceptances of other banks ((Column A) Past due 30 through 89 days and still accruing)

DINST90MOR   ; RCONB835 ; 0          ; 2. Loans to depository institutions and acceptances of other banks ((Column B) Past due 90 days or more and still accruing)

DINSTNONAC   ; RCONB836 ; 0          ; 2. Loans to depository institutions and acceptances of other banks ((Column C) Nonaccrual)

             ;          ;            ; 3. Not applicable

CMLPD30_89   ; RCON1606 ; 0          ; 4. Commercial and industrial loans ((Column A) Past due 30 through 89 days and still accruing)

PDCI90MORE   ; RCON1607 ; 0          ; 4. Commercial and industrial loans ((Column B) Past due 90 days or more and still accruing)

CINONACCRL   ; RCON1608 ; 0          ; 4. Commercial and industrial loans ((Column C) Nonaccrual)

             ;          ;            ; 5. Loans to individuals for household, family, and other personal expenditures

ICRCD30_89   ; RCONB575 ; 0          ; 5.a. Credit cards ((Column A) Past due 30 through 89 days and still accruing)

ICRCD90MOR   ; RCONB576 ; 0          ; 5.a. Credit cards ((Column B) Past due 90 days or more and still accruing)

ICRCDNONAC   ; RCONB577 ; 0          ; 5.a. Credit cards ((Column C) Nonaccrual)

IREVC30_89   ; RCONB578 ; 0          ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Past due 30 through 89 days and still accruing)

IREVC90MOR   ; RCONB579 ; 0          ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Past due 90 days or more and still accruing)

IREVCNONAC   ; RCONB580 ; 0          ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column C) Nonaccrual)

FGOI30_89    ; RCON5389 ; 0          ; 6. Loans to foreign governments and official institutions ((Column A) Past due 30 through 89 days and still accruing)

FGNLN90MOR   ; RCON5390 ; 0          ; 6. Loans to foreign governments and official institutions ((Column B) Past due 90 days or more and still accruing)

FGNLNNONAC   ; RCON5391 ; 0          ; 6. Loans to foreign governments and official institutions ((Column C) Nonaccrual)

PDOL30_89    ; RCON5459 ; 0          ; 7. All other loans* ((Column A) Past due 30 through 89 days and still accruing)

PDOTH90MOR   ; RCON5460 ; 0          ; 7. All other loans* ((Column B) Past due 90 days or more and still accruing)

OTHNONACCR   ; RCON5461 ; 0          ; 7. All other loans* ((Column C) Nonaccrual)

LFRPD30_89   ; RCON1226 ; 0          ; 8. Lease financing receivables ((Column A) Past due 30 through 89 days and still accruing)

PDLS90MORE   ; RCON1227 ; 0          ; 8. Lease financing receivables ((Column B) Past due 90 days or more and still accruing)

LSNONACCRL   ; RCON1228 ; 0          ; 8. Lease financing receivables ((Column C) Nonaccrual)

DSXPD30_89   ; RCON3505 ; 0          ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column A) Past due 30 through 89 days and still accruing)

DBTSC90MOR   ; RCON3506 ; 0          ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column B) Past due 90 days or more and still accruing)

DBTSCNONAC   ; RCON3507 ; 0          ; 9. Debt securities and other assets (exclude other real estate owned and other repossessed assets) ((Column C) Nonaccrual)

             ;          ;            ; Amounts reported in Schedule RC N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included...

USGPD30_89   ; RCON5612 ; 0          ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column A) Past due 30 through 89 days and still accruing)

PDUS90MOR    ; RCON5613 ; 0          ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column B) Past due 90 days or more and still accruing)

USNONACCR    ; RCON5614 ; 0          ; 10. Loans and leases reported in items 1 through 8 above which are wholly or partially guaranteed by the U.S. Government ((Column C) Nonaccrual)

GARLL30_89   ; RCON5615 ; 0          ; 10.a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked
                                       "GNMA loans") ((Column A) Past due 30 through 89 days and still accruing)

PDGTY90MOR   ; RCON5616 ; 0          ; 10.a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked
                                       "GNMA loans") ((Column B) Past due 90 days or more and still accruing)

GTYNONACCR   ; RCON5617 ; 0          ; 10.a. Guaranteed portion of loans and leases included in item 10 above (exclude rebooked
                                       "GNMA loans") ((Column C) Nonaccrual)

CALLC866     ; RCONC866 ; 0          ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column A) Past due 30 through 89 days and still accruing)

CALLC867     ; RCONC867 ; 0          ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column B) Past due 90 days or more and still accruing)

CALLC868     ; RCONC868 ; 0          ; 10.b. Rebooked "GNMA loans" that have been repurchased or are eligible for repurchase included in item 10 above ((Column C) Nonaccrual)

             ;          ;            ; Memoranda

RLLPD30_89   ; RCON1658 ; 0          ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column A) Past due 30 through
                                       89 days and still accruing)

RLLPD90MOR   ; RCON1659 ; 0          ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column B) Past due 90 days or more and still accruing)

RLPDNONACC   ; RCON1661 ; 0          ; M.1. Restructured loans and leases included in Schedule RC N, items 1 through 8, above (and not reported in Schedule RC C, Part I, Memorandum item 1) ((Column C) Nonaccrual)

CLXRE30_89   ; RCON6558 ; 0          ; M.2. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column A)
                                       Past due 30 through 89 days and still accruing)

COMRE90MOR   ; RCON6559 ; 0          ; M.2. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column B)
                                       Past due 90 days or more and still accruing)

COMRENONAC   ; RCON6560 ; 0          ; M.2. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RC N, items 4 and 7, above ((Column C)
                                       Nonaccrual)

             ;          ;            ; M.3. Memorandum items 3.a. through 3.d are to be completed by banks with $300 million or more in total assets:**

NUSRE30_89   ; RCON1248 ;            ; M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RC N, item 1, above) ((Column A) Past due 30 through 89 days and still accruing)

RE90MORNUS   ; RCON1249 ;            ; M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RC N, item 1, above) ((Column B) Past due 90 days or more and still accruing)

RENONACNUS   ; RCON1250 ;            ; M.3.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RC N, item 1, above) ((Column C) Nonaccrual)

FORBK30_89   ; RCON5380 ;            ; M.3.b. Loans to and acceptances of foreign banks (included in Schedule RC N, item 2, above)
                                       ((Column A) Past due 30 through 89 days and still accruing)

FGNBK90MOR   ; RCON5381 ;            ; M.3.b. Loans to and acceptances of foreign banks (included in Schedule RC N, item 2, above)
                                       ((Column B) Past due 90 days or more and still accruing)

FGNBKNONAC   ; RCON5382 ;            ; M.3.b. Loans to and acceptances of foreign banks (included in Schedule RC N, item 2, above)
                                       ((Column C) Nonaccrual)

NUSCI30_89   ; RCON1254 ;            ; M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RC N, item 4, above) ((Column A) Past due 30 through 89 days and still accruing)

CI90MORNUS   ; RCON1255 ;            ; M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RC N, item 4, above) ((Column B) Past due 90 days or more and still accruing)

CINONACNUS   ; RCON1256 ;            ; M.3.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RC N, item 4, above) ((Column C) Nonaccrual)

NUSLF30_89   ; RCON1271 ;            ; M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RC
                                       N, item 8, above) ((Column A) Past due 30 through 89 days and still accruing)

LS90MORNUS   ; RCON1272 ;            ; M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RC
                                       N, item 8, above) ((Column B) Past due 90 days or more and still accruing)

LSNONACNUS   ; RCON1791 ;            ; M.3.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RC
                                       N, item 8, above) ((Column C) Nonaccrual)

             ;          ;            ; M.4. Memorandum item 4 is to be completed by:**

             ;          ;            ; banks with $300 million or more in total assets

             ;          ;            ; banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans

AGPF30_89    ; RCON1594 ; 0          ; Loans to finance agricultural production and other loans to farmers (included in Schedule RC
                                       N, item 7, above) ((Column A) Past due 30 through 89 days and still accruing)

             ;          ;            ; M.4. Memorandum item 4 is to be completed by:**

             ;          ;            ; banks with $300 million or more in total assets

             ;          ;            ; banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans

PDFRM90MOR   ; RCON1597 ; 0          ; Loans to finance agricultural production and other loans to farmers (included in Schedule RC
                                       N, item 7, above) ((Column B) Past due 90 days or more and still accruing)

             ;          ;            ; M.4. Memorandum item 4 is to be completed by:**

             ;          ;            ; banks with $300 million or more in total assets

             ;          ;            ; banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RCC, part I, item 3) exceeding five percent of total loans

FARMNONACC   ; RCON1583 ; 0          ; Loans to finance agricultural production and other loans to farmers (included in Schedule
                                       RC-N, item 7, above) ((Column C) Nonacccrual)

LLHFS30_89   ; RCONC240 ; 0          ; M.5. Loans and leases held for sale (included in Schedule RC N, items 1 through 8, above)
                                       ((Column A) Past due 30 through 89 days and still accruing)

LLHFS90MOR   ; RCONC241 ; 0          ; M.5. Loans and leases held for sale (included in Schedule RC N, items 1 through 8, above)
                                       ((Column B) Past due 90 days or more and still accruing)

LLHFSNACC    ; RCONC226 ; 0          ; M.5. Loans and leases held for sale (included in Schedule RC N, items 1 through 8, above)
                                       ((Column C) Nonaccrual)

             ;          ;            ; Memorandum item 6 is to be completed by banks with $300 million or more in total assets*

INTRC30_89   ; RCON3529 ;            ; M.6. Memorandum item 6 is to be completed by banks with $300 million or more in total assets:** Interest rate, foreign exchange rate, and other commodity and equity contracts:
                                       Fair value of amounts carried as assets ((Column A) Past due 30 through...

             ;          ;            ; Memorandum item 6 is to be completed by banks with $300 million or more in total assets*

             ;          ;            ; M.6. Interest rate, foreign exchange rate, and other commodity and equity contracts, Fair value of amounts carried as assets ((Column A) Past due 30 through 89 days)

INTRC90MOR   ; RCON3530 ;            ; M.6. Memorandum item 6 is to be completed by banks with $300 million or more in total assets:** Interest rate, foreign exchange rate, and other commodity and equity contracts:
                                       Fair value of amounts carried as assets ((Column C) Nonaccrual)

             ;          ;            ; M.6. Interest rate, foreign exchange rate, and other commodity and equity contracts, Fair value of amounts carried as assets ((Column B) Past due 90 days or more)

             ;          ;            ; * Includes past due and nonaccrual Loans to finance agricultural production and other loans to farmers, Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

             ;          ;            ; ** The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of
                                       Condition.

             ;          ;            ; Schedule RC O Other Data for Deposit Insurance and FICO Assessments

             ;          ;            ; 1. Unposted debits (see instructions)

IDEBIT       ; RCON0030 ; 0          ; 1.a. Actual amount of all unposted debits

             ;          ;            ; OR

             ;          ;            ; b. Separate amount of unposted debits

IDEBDEM      ; RCON0031 ; 0          ; 2.b.(1) Actual amount of unposted credits to demand deposits

IDEBTIM      ; RCON0032 ; 0          ; 1.b.(2) Actual amount of unposted debits to time and savings deposits*

             ;          ;            ; 2. Unposted credits (see instructions)

ICREDIT      ; RCON3510 ; 0          ; 2.a. Actual amount of all unposted credits

             ;          ;            ; OR

             ;          ;            ; 2.b. Separate amount of unposted credits

ICRDEM       ; RCON3512 ; 0          ; 2.b.(1) Actual amount of unposted credits to demand deposits

ICRTIM       ; RCON3514 ; 0          ; 2.b.(2) Actual amount of unposted credits to time and savings deposits*

IBKTRUST     ; RCON3520 ; 0          ; 3. Uninvested trust funds (cash) held in banks own trust department (not included in total deposits)

             ;          ;            ; 4. Deposits of consolidated subsidiaries (not included in total deposits)

IDEMNCONO    ; RCON2211 ; 0          ; 4.a. Demand deposits of consolidated subsidiaries

ITIMNCONO    ; RCON2351 ; 0          ; 4.b. Time and savings deposits* of consolidated subsidiaries

INTACCONO    ; RCON5514 ; 0          ; 4.c. Interest accrued and unpaid on deposits of consolidated subsidiaries

             ;          ;            ; 5. Not applicable

             ;          ;            ; 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank

RESPASDMD    ; RCON2314 ; 0          ; 6.a. Amount reflected in demand deposits (included in Schedule RC E, item 7, column B)

RESPASTMSV   ; RCON2315 ; 0          ; 6.b. Amount reflected in time and savings deposits* (included in Schedule RC E, item 7, column A or C, but not column B)

             ;          ;            ; 7. Unamortized premiums and discounts on time and savings deposits:*,**

PREMTIMDP    ; RCON5516 ; 0          ; 7.a. Unamortized premiums

DSCTTIMDP    ; RCON5517 ; 0          ; 7.b. Unamortized discounts

             ;          ;            ; 8. Not applicable

LIFELINE     ; RCON5596 ;            ; 9. Deposits in lifeline accounts

DEPININVCT   ; RCON8432 ; 0          ; 10. Benefit responsive Depository Institution Investment Contracts (included in total deposits)

             ;          ;            ; 11. Adjustments to demand deposits reported in Schedule RC E for certain reciprocal demand balances

DDADJDECR    ; RCON8785 ; 0          ; 11.a. Amount by which demand deposits would be reduced if the reporting banks reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions...

DDADJINCR    ; RCONA181 ; 0          ; 11.b. Amount by which demand deposits would be increased if the reporting banks reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions)...

DDADJCASH    ; RCONA182 ; 0          ; 11.c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting banks net reciprocal demand balances with the domestic office of U.S. banks and savings associations...

             ;          ;            ; 12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances)

ASTDMDDEP    ; RCONA527 ; 0          ; 12.a. Amount of assets netted against demand deposits

ASTTMEDEP    ; RCONA528 ; 0          ; 12.b. Amount of assets netted against time and savings deposits

             ;          ;            ; Memoranda (to be completed each quarter except as noted)

             ;          ;            ; M.1. Total deposits of the bank (sum of Memorandum items 1.a.(1), 1.b.(1), 1.c.(1) and
                                       1.d.(1) must equal Schedule RC, item 13.a)

             ;          ;            ; M.1.a. Deposit accounts (excluding retirement accounts) of $100,000 or less***

CALLF049     ; RCONF049 ; 0          ; M.1.a.(1) Amount of deposit accounts (excluding retirement accounts) of $100,000 or less

CALLF050     ; RCONF050 ; 0          ; M.1.a.(2) Number of deposit accounts (excluding retirement accounts) of $100,000 or less (to be completed for the June report only)

             ;          ;            ; M.1.b. Deposit accounts (excluding retirement accounts) of more than $100,000***

CALLF051     ; RCONF051 ; 0          ; M.1.b.(1) Amount of deposit accounts (excluding retirement accounts) of more than $100,000

CALLF052     ; RCONF052 ; 0          ; M.1.b.(2) Number of deposit accounts (excluding retirement accounts) of more than $100,000

             ;          ;            ; M.1.c. Retirement deposit accounts of $250,000 or less***

CALLF045     ; RCONF045 ; 0          ; M.1.c.(1) Amount of retirement deposit accounts of $250,000 or less

CALLF046     ; RCONF046 ; 0          ; M.1.c.(2) Number of deposit accounts of $250,000 or less (to be completed for June report only)

             ;          ;            ; M.1.d. Retirement deposit accounts of more than $250,000***

CALLF047     ; RCONF047 ; 0          ; M.1.d.(1) Amount of retirement deposit accounts of more than $250,000

CALLF048     ; RCONF048 ; 0          ; M.1.d.(2) Number of retirement deposit accounts of more than $250,000

             ;          ;            ; Memorandum item 2 is to be completed by  banks with $1 billion or more in total assets****

UNINSURDEP   ; RCON5597 ; 0          ; M.2. Estimated amount of uninsured deposits (see instructions)

CONSUBCERT   ; RCONA545 ; 0          ; M.3. Has the reporting institution been consolidated with a parent bank or savings association in that parent banks or parent saving associations Call Report or Thrift
                                       Financial Report? If so, report the legal title ...

             ;          ;            ; (TEXT A545)

             ;          ;            ; * For FDIC insurance and FICO assessment purposes, time and savings deposits consists of nontransaction accounts and all transaction accounts other than demand deposits.

             ;          ;            ; ** Exclude core deposit intangibles.

             ;          ;            ; *** The dollar amounts used as the basis for reporting in Memoranda items 1.a through 1.d reflect the deposit insurance limits in effect on the report date.

             ;          ;            ; **** The $1 billion asset size test is generally based on the total assets reported in the
                                       June 30, 2005, Report of Condition.

             ;          ;            ; Schedule RC R Regulatory Capital

             ;          ;            ; Tier 1 capital

REQCAPTL     ; RCON3210 ; 108486     ; 1. Total equity capital (from Schedule RC, item 28)

UNREALAFS    ; RCON8434 ; -85        ; 2. LESS: Net unrealized gains (losses) on available for sale securities*(if a gain, report as a positive value, if a loss, report as a negative value)

NLAFSEQSEC   ; RCONA221 ; 0          ; 3. LESS: Net unrealized loss on available for sale EQUITY securities* (report loss as a positive value)

ACCGLCFHEDG  ; RCON4336 ; 0          ; 4. LESS: Accumulated net gains (losses) on cash flow hedges* (if a gain, report as a positive value, if a loss, report as a negative value)

NONQPPSTK    ; RCONB588 ; 0          ; 5. LESS: Nonqualifying perpetual preferred stock

QMINTSUB     ; RCONB589 ; 0          ; 6. Qualifying minority interests in consolidated subsidiaries

DISSGWOTH    ; RCONB590 ; 0          ; 7. LESS: Disallowed goodwill and other disallowed intangible assets

TIER1SUBT    ; RCONC227 ; 108571     ; 8. Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7)

DISSACCRL    ; RCONB591 ; 0          ; 9.a. LESS: Disallowed servicing assets and purchased credit card relationships

DEFTAXAST    ; RCON5610 ; 0          ; 9.b. LESS: Disallowed deferred tax assets

OTHT1CAP     ; RCONB592 ; 0          ; 10. Other additions to (deductions from) Tier 1 capital

TIER1CAP     ; RCON8274 ; 108571     ; 11. Tier 1 capital (sum of items 8, and 10, less items 9.a and 9.b)

             ;          ;            ; Tier 2 capital

QSUBDEBT     ; RCON5306 ; 0          ; 12. Qualifying subordinated debt and redeemable preferred stock

CMLPPSTK     ; RCONB593 ; 0          ; 13. Cumulative perpetual preferred stock includible in Tier 2 capital

ALLOSSINCL   ; RCON5310 ; 0          ; 14. Allowance for loan and lease losses includible in Tier 2 capital

NGAFSEQSEC   ; RCON2221 ; 0          ; 15. Unrealized gains on available for sale equity securities includible in Tier 2 capital

OTHT2CAP     ; RCONB594 ; 0          ; 16. Other Tier 2 capital components

TOTT2CAP     ; RCON5311 ; 0          ; 17. Tier 2 capital (sum of items 12 through 16)

TIER2CAP     ; RCON8275 ; 0          ; 18. Allowable Tier 2 capital (lesser of item 11 or 17)

TIER3CAP     ; RCON1395 ; 0          ; 19. Tier 3 capital allocated for market risk

RBCDEDUCT    ; RCONB595 ; 0          ; 20. LESS: Deductions for total risk based capital

TOTQUALCAP   ; RCON3792 ; 108571     ; 21. Total risk based capital (sum of items 11, 18, and 19, less item 20)

             ;          ;            ; Total assets for leverage ratio

LVGAVGAST    ; RCON3368 ; 144602     ; 22. Average total assets (from Schedule RC K, item 9)

GWDISSINT    ; RCONB590 ; 0          ; 23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above)

SRVASDISS    ; RCONB591 ; 0          ; 24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a above)

DISSDEFTX    ; RCON5610 ; 0          ; 25. LESS: Disallowed deferred tax assets (from item 9 above)

LEVCAPDED    ; RCONB596 ; 0          ; 26. LESS: Other deductions from assets for leverage capital purposes

AVGTOTASET   ; RCONA224 ; 144602     ; 27. Average total assets for leverage capital purposes (item 22 less items 23 through 26)

             ;          ;            ; Adjustments for financial subsidiaries

TIER1ADJS    ; RCONC228 ; 0          ; 28.a. Adjustment to Tier 1 capital reported in item 11

RBCFSADJ     ; RCONB503 ; 0          ; 28.b. Adjustment to total risk based capital reported in item 21

RWAFSADJ     ; RCONB504 ; 0          ; 29. Adjustment to risk weighted assets reported in item 62

AVGAFSADJ    ; RCONB505 ; 0          ; 30. Adjustment to average total assets reported in item 27

             ;          ;            ; Capital ratios

             ;          ;            ; (Column B is to be completed by all banks. Column A is to be completed by banks with financial subsidiaries.)

FST1LEVR     ; RCON7273 ; 0          ; 31. Tier 1 leverage ratio** ((Column A) Percentage)

T1CAPFDI     ; RCON7204 ; 75.08      ; 31. Tier 1 leverage ratio** ((Column B) Percentage)

FST1RBCR     ; RCON7274 ; 0          ; 32. Tier 1 risk based capital ratio*** ((Column A) Percentage)

T1RBRWFDI    ; RCON7206 ; 304.35     ; 32. Tier 1 risk based capital ratio*** ((Column B) Percentage)

FSTOTRBCR    ; RCON7275 ; 0          ; 33. Total risk based capital ratio**** ((Column A) Percentage)

TOTRBRWFDI   ; RCON7205 ; 304.35     ; 33. Total risk based capital ratio**** ((Column B) Percentage)

             ;          ;            ; Banks are not required to risk weight each on balance sheet asset and the credit equivalent amount of each off balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When...

             ;          ;            ; Balance Sheet Asset Categories

RTOTCASH     ; RCON0010 ; 10090      ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column A) Totals (from Schedule RC))

CALLC869     ; RCONC869 ; 0          ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column B) Items Not Subject to Risk Weighting)

IBAL0P       ; RCONB600 ; 91         ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column C) Allocation by Risk Weight Category (0%))

IBAL20P      ; RCONB601 ; 9999       ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column D) Allocation by Risk Weight Category (20%))

IBAL100P     ; RCONB602 ; 0          ; 34. Cash and balances due from depository institutions (Column A equals the sum of Schedule
                                       RC, items 1.a and 1.b) ((Column F) Allocation by Risk Weight Category (100%))

RHTMSEC      ; RCON1754 ; 0          ; 35. Held to maturity securities ((Column A) Totals (from Schedule RC))

SECHTMNRW    ; RCONB603 ; 0          ; 35. Held to maturity securities ((Column B) Items Not Subject to Risk Weighting)

SECHTM0P     ; RCONB604 ; 0          ; 35. Held to maturity securities ((Column C) Allocation by Risk Weight Category (0%))

SECHTM20P    ; RCONB605 ; 0          ; 35. Held to maturity securities ((Column D) Allocation by Risk Weight Category (20%))

SECHTM50P    ; RCONB606 ; 0          ; 35. Held to maturity securities ((Column E) Allocation by Risk Weight Category (50%))

SECHTM100P   ; RCONB607 ; 0          ; 35. Held to maturity securities ((Column F) Allocation by Risk Weight Category (100%))

RAFSSEC      ; RCON1773 ; 84891      ; 36. Available for sale securities ((Column A) Totals (from Schedule RC))

SECAFSNRW    ; RCONB608 ; -147       ; 36. Available for sale securities ((Column B) Items Not Subject to Risk Weighting)

SECAFS0P     ; RCONB609 ; 29146      ; 36. Available for sale securities ((Column C) Allocation by Risk Weight Category (0%))

SECAFS20P    ; RCONB610 ; 55892      ; 36. Available for sale securities ((Column D) Allocation by Risk Weight Category (20%))

SECAFS50P    ; RCONB611 ; 0          ; 36. Available for sale securities ((Column E) Allocation by Risk Weight Category (50%))

SECAFS100P   ; RCONB612 ; 0          ; 36. Available for sale securities ((Column F) Allocation by Risk Weight Category (100%))

RFFSRESL     ; RCONC225 ; 0          ; 37. Federal funds sold and securities purchased under agreements to resell ((Column A) Totals
                                       (from Schedule RC))

FSSPRE0P     ; RCONC063 ; 0          ; 37. Federal funds sold and securities purchased under agreements to resell ((Column C)
                                       Allocation by Risk Weight Category (0%))

FSSPRE20P    ; RCONC064 ; 0          ; 37. Federal funds sold and securities purchased under agreements to resell ((Column D)
                                       Allocation by Risk Weight Category (20%))

FSSPRE100P   ; RCONB520 ; 0          ; 37. Federal funds sold and securities purchased under agreements to resell ((Column F)
                                       Allocation by Risk Weight Category (100%))

RLNSLSALE    ; RCON5369 ; 0          ; 38. Loans and leases held for sale ((Column A) Totals (from Schedule RC))

LLHFSNRW     ; RCONB617 ; 0          ; 38. Loans and leases held for sale ((Column B) Items Not Subject to Risk Weighting)

LLHFS0P      ; RCONB618 ; 0          ; 38. Loans and leases held for sale ((Column C) Allocation by Risk Weight Category (0%))

LLHFS20P     ; RCONB619 ; 0          ; 38. Loans and leases held for sale ((Column D) Allocation by Risk Weight Category (20%))

LLHFS50P     ; RCONB620 ; 0          ; 38. Loans and leases held for sale ((Column E) Allocation by Risk Weight Category (50%))

LLHFS100P    ; RCONB621 ; 0          ; 38. Loans and leases held for sale ((Column F) Allocation by Risk Weight Category (100%))

RNETLNSLS    ; RCONB528 ; 0          ; 39. Loans and leases, net of unearned income ((Column A) Totals (from Schedule RC))

TLLNETNRW    ; RCONB622 ; 0          ; 39. Loans and leases, net of unearned income ((Column B) Items Not Subject to Risk Weighting)

TLLNET0P     ; RCONB623 ; 0          ; 39. Loans and leases, net of unearned income ((Column C) Allocation by Risk Weight Category
                                       (0%))

TLLNET20P    ; RCONB624 ; 0          ; 39. Loans and leases, net of unearned income ((Column D) Allocation by Risk Weight Category
                                       (20%))

TLLNET50P    ; RCONB625 ; 0          ; 39. Loans and leases, net of unearned income ((Column E) Allocation by Risk Weight Category
                                       (50%))

TLLNET100P   ; RCONB626 ; 0          ; 39. Loans and leases, net of unearned income ((Column F) Allocation by Risk Weight Category
                                       (100%))

RLNLSALOW    ; RCON3123 ; 0          ; 40. LESS: Allowance for loan and lease losses ((Column A) Totals (from Schedule RC))

ALOWNRWT     ; RCON3123 ; 0          ; 40. LESS: Allowance for loan and lease losses ((Column B) Items Not Subject to Risk
                                       Weighting)

RTRADEAST    ; RCON3545 ; 0          ; 41. Trading assets ((Column A) Totals (from Schedule RC))

TRADEANRW    ; RCONB627 ; 0          ; 41. Trading assets ((Column B) Items Not Subject to Risk Weighting)

TRADEA0P     ; RCONB628 ; 0          ; 41. Trading assets ((Column C) Allocation by Risk Weight Category (0%))

TRADEA20P    ; RCONB629 ; 0          ; 41. Trading assets ((Column D) Allocation by Risk Weight Category (20%))

TRADEA50P    ; RCONB630 ; 0          ; 41. Trading assets ((Column E) Allocation by Risk Weight Category (50%))

TRADEA100P   ; RCONB631 ; 0          ; 41. Trading assets ((Column F) Allocation by Risk Weight Category (100%))

RALLOTAST    ; RCONB639 ; 46782      ; 42. All other assets***** ((Column A) Totals (from Schedule RC))

OASSTNRW     ; RCONB640 ; 0          ; 42. All other assets***** ((Column B) Items Not Subject to Risk Weighting)

OASST0P      ; RCONB641 ; 3170       ; 42. All other assets***** ((Column C) Allocation by Risk Weight Category (0%))

OASST20P     ; RCONB642 ; 26397      ; 42. All other assets***** ((Column D) Allocation by Risk Weight Category (20%))

OASST50P     ; RCONB643 ; 0          ; 42. All other assets***** ((Column E) Allocation by Risk Weight Category (50%))

OASST100P    ; RCON5339 ; 17215      ; 42. All other assets***** ((Column F) Allocation by Risk Weight Category (100%))

RTOTAST      ; RCON2170 ; 141763     ; 43. Total assets (sum of items 34 through 42) ((Column A) Totals (from Schedule RC))

TASSTNRW     ; RCONB644 ; -147       ; 43. Total assets (sum of items 34 through 42) ((Column B) Items Not Subject to Risk
                                       Weighting)

TASST0P      ; RCON5320 ; 32407      ; 43. Total assets (sum of items 34 through 42) ((Column C) Allocation by Risk Weight Category
                                       (0%))

TASST20P     ; RCON5327 ; 92288      ; 43. Total assets (sum of items 34 through 42) ((Column D) Allocation by Risk Weight Category
                                       (20%))

TASST50P     ; RCON5334 ; 0          ; 43. Total assets (sum of items 34 through 42) ((Column E) Allocation by Risk Weight Category
                                       (50%))

TASST100P    ; RCON5340 ; 17215      ; 43. Total assets (sum of items 34 through 42) ((Column F) Allocation by Risk Weight Category
                                       (100%))

             ;          ;            ; Derivatives and Off Balance Sheet Items

RFINSTL      ; RCONB546 ; 0          ; 44. Financial standby letters of credit (Credit Conversion Factor) (1.00 or 12.5*******)

             ;          ;            ; 44. Financial standby letters of credit (Credit Conversion Factor) 1.00 or 12.5*******

FNLCREQIV    ; RCONB547 ; 0          ; 44. Financial standby letters of credit ((Column B) Credit Equivalent Amount******)

FNLCR0P      ; RCONB548 ; 0          ; 44. Financial standby letters of credit ((Column C) Allocation by Risk Weight Category (0%))

FNLCR20P     ; RCONB581 ; 0          ; 44. Financial standby letters of credit ((Column D) Allocation by Risk Weight Category (20%))

FNLCR50P     ; RCONB582 ; 0          ; 44. Financial standby letters of credit ((Column E) Allocation by Risk Weight Category (50%))

FNLCR100P    ; RCONB583 ; 0          ; 44. Financial standby letters of credit ((Column F) Allocation by Risk Weight Category
                                       (100%))

RPERFSTBY    ; RCON3821 ; 0          ; 45. Performance standby letters of credit ((Column A) Face Value or Notional Amount)

             ;          ;            ; 45. Performance standby letters of credit (Credit Conversion Factor) (.50)

PSTBYCREQ    ; RCONB650 ; 0          ; 45. Performance standby letters of credit ((Column B) Credit Equivalent Amount*

PSTBY0P      ; RCONB651 ; 0          ; 45. Performance standby letters of credit ((Column C) Allocation by Risk Weight Category
                                       (0%))

PSTBY20P     ; RCONB652 ; 0          ; 45. Performance standby letters of credit ((Column D) Allocation by Risk Weight Category
                                       (20%))

PSTBY50P     ; RCONB653 ; 0          ; 45. Performance standby letters of credit ((Column E) Allocation by Risk Weight Category
                                       (50%))

PSTBY100P    ; RCONB654 ; 0          ; 45. Performance standby letters of credit ((Column F) Allocation by Risk Weight Category
                                       (100%))

RCMLTCRD     ; RCON3411 ; 0          ; 46. Commercial and similar letters of credit ((Column A) Face Value or Notional Amount))

             ;          ;            ; 46. Commercial and similar letters of credit (Credit Conversion Factor) (.20)

LTCRCREQ     ; RCONB655 ; 0          ; 46. Commercial and similar letters of credit ((Column B) Credit Equivalent Amount******)

LTCR0P       ; RCONB656 ; 0          ; 46. Commercial and similar letters of credit ((Column C) Allocation by Risk Weight Category
                                       (0%))

LTCR20P      ; RCONB657 ; 0          ; 46. Commercial and similar letters of credit ((Column D) Allocation by Risk Weight Category
                                       (20%))

LTCR50P      ; RCONB658 ; 0          ; 46. Commercial and similar letters of credit ((Column E) Allocation by Risk Weight Category
                                       (50%))

LTCR100P     ; RCONB659 ; 0          ; 46. Commercial and similar letters of credit ((Column F) Allocation by Risk Weight Category
                                       (100%))

PARTACQUIR   ; RCON3429 ; 0          ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column
                                       A) Face Value or Notional Amount)

             ;          ;            ; 47. Risk participations in bankers acceptances acquired by the reporting institution (Credit
                                       Conversion Factor) (1.00)

PTACQCREQ    ; RCONB660 ; 0          ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column
                                       B) Credit Equivalent Amount******)

PTACQ0P      ; RCONB661 ; 0          ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column
                                       C) Allocation by Risk Weight Category (0%))

PTACQ20P     ; RCONB662 ; 0          ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column
                                       D) Allocation by Risk Weight Category (20%))

PTACQ100P    ; RCONB663 ; 0          ; 47. Risk participations in bankers acceptances acquired by the reporting institution ((Column
                                       F) Allocation by Risk Weight Category (100%))

RSECLENT     ; RCON3433 ; 0          ; 48. Securities lent ((Column A) Face Value or Notional Amount)

             ;          ;            ; 48. Securities lent (Credit Conversion Factor) (1.00)

SECLCREQ     ; RCONB664 ; 0          ; 48. Securities lent ((Column B) Credit Equivalent Amount******)

SECL0P       ; RCONB665 ; 0          ; 48. Securities lent ((Column C) Allocation by Risk Weight Category (0%))

SECL20P      ; RCONB666 ; 0          ; 48. Securities lent ((Column D) Allocation by Risk Weight Category (20%))

SECL50P      ; RCONB667 ; 0          ; 48. Securities lent ((Column E) Allocation by Risk Weight Category (50%))

SECL100P     ; RCONB668 ; 0          ; 48. Securities lent ((Column F) Allocation by Risk Weight Category (100%))

SMLBREC      ; RCONA250 ; 0          ; 49. Retained recourse on small business obligations sold with recourse ((Column A) Face Value or Notional Amount)

             ;          ;            ; 49. Retained recourse on small business obligations sold with recourse (Credit Conversion
                                       Factor) (1.00)

SMBRECCREQ   ; RCONB669 ; 0          ; 49. Retained recourse on small business obligations sold with recourse ((Column B) Credit
                                       Equivalent Amount******)

SMBREC0P     ; RCONB670 ; 0          ; 49. Retained recourse on small business obligations sold with recourse ((Column C) Allocation by Risk Weight Category (0%))

SMBREC20P    ; RCONB671 ; 0          ; 49. Retained recourse on small business obligations sold with recourse ((Column D) Allocation by Risk Weight Category (20%))

SMBREC50P    ; RCONB672 ; 0          ; 49. Retained recourse on small business obligations sold with recourse ((Column E) Allocation by Risk Weight Category (50%))

SMBREC100P   ; RCONB673 ; 0          ; 49. Retained recourse on small business obligations sold with recourse ((Column F) Allocation by Risk Weight Category (100%))

FACEDCS      ; RCONB541 ; 0          ; 50. Recourse and direct credit substitutes (other than financial standby letters of credit)
                                       subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement ((Column A) Face Value or Notional Amount)

             ;          ;            ; 50. Recourse and direct credit substitutes (other than financial standby letters of credit)
                                       subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement (Credit Conversion Factor) (12.5*******)

CREQDCS      ; RCONB542 ; 0          ; 50. Recourse and direct credit substitutes (other than financial standby letters of credit)
                                       subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement ((Column B) Credit Equivalent Amount ******)

RSKWDCS      ; RCONB543 ; 0          ; 50. Recourse and direct credit substitutes (other than financial standby letters of credit)
                                       subject to the low level exposure rule and residual interests subject to a dollar for dollar capital requirement ((Column F) Allocation by Risk Weight...

OTHSWR       ; RCONB675 ; 0          ; 51. All other financial assets sold with recourse ((Column A) Face Value or Notional Amount)

             ;          ;            ; 51. All other financial assets sold with recourse (Credit Conversion Factor) (1.00)

OTHSWRCREQ   ; RCONB676 ; 0          ; 51. All other financial assets sold with recourse ((Column B) Credit Equivalent Amount******)

OTHSWR0P     ; RCONB677 ; 0          ; 51. All other financial assets sold with recourse ((Column C) Allocation by Risk Weight
                                       Category (0%))

OTHSWR20P    ; RCONB678 ; 0          ; 51. All other financial assets sold with recourse ((Column D) Allocation by Risk Weight
                                       Category (20%))

OTHSWR50P    ; RCONB679 ; 0          ; 51. All other financial assets sold with recourse ((Column E) Allocation by Risk Weight
                                       Category (50%))

OTHSWR100P   ; RCONB680 ; 0          ; 51. All other financial assets sold with recourse ((Column F) Allocation by Risk Weight
                                       Category (100%))

OTHOFBL      ; RCONB681 ; 0          ; 52. All other off balance sheet liabilities ((Column A) Face Value or Notional Amount)

             ;          ;            ; 52. All other off balance sheet liabilities (Credit Conversion Factor) (1.00)

OFBALCREQ    ; RCONB682 ; 0          ; 52. All other off balance sheet liabilities ((Column B) Credit Equivalent Amount******)

OFBAL0P      ; RCONB683 ; 0          ; 52. All other off balance sheet liabilities ((Column C) Allocation by Risk Weight Category
                                       (0%))

OFBAL20P     ; RCONB684 ; 0          ; 52. All other off balance sheet liabilities ((Column D) Allocation by Risk Weight Category
                                       (20%))

OFBAL50P     ; RCONB685 ; 0          ; 52. All other off balance sheet liabilities ((Column E) Allocation by Risk Weight Category
                                       (50%))

OFBALL100P   ; RCONB686 ; 0          ; 52. All other off balance sheet liabilities ((Column F) Allocation by Risk Weight Category
                                       (100%))

UNCMTOV1YR   ; RCON3833 ; 0          ; 53. Unused commitments with an original maturity exceeding one year ((Column A) Face Value or
                                       Notional Amount)

             ;          ;            ; 53. Unused commitments with an original maturity exceeding one year (Credit Conversion
                                       Factor) (.50)

OV1UCCREQ    ; RCONB687 ; 0          ; 53. Unused commitments with an original maturity exceeding one year ((Column B) Credit
                                       Equivalent Amount******)

OV1UC0P      ; RCONB688 ; 0          ; 53. Unused commitments with an original maturity exceeding one year ((Column C) Allocation by
                                       Risk Weight Category (0%))

OV1UC20P     ; RCONB689 ; 0          ; 53. Unused commitments with an original maturity exceeding one year ((Column D) Allocation by
                                       Risk Weight Category (20%))

OV1UC50P     ; RCONB690 ; 0          ; 53. Unused commitments with an original maturity exceeding one year ((Column E) Allocation by
                                       Risk Weight Category (50%))

OV1UC100P    ; RCONB691 ; 0          ; 53. Unused commitments with an original maturity exceeding one year ((Column F) Allocation by
                                       Risk Weight Category (100%))

DRVCTCREQ    ; RCONA167 ; 0          ; 54. Derivative contracts ((Column B) Credit Equivalent Amount******)

DRVCT0P      ; RCONB693 ; 0          ; 54. Derivative contracts ((Column C) Allocation by Risk Weight Category (0%))

DRVCT20P     ; RCONB694 ; 0          ; 54. Derivative contracts ((Column D) Allocation by Risk Weight Category (20%))

DRVCT50P     ; RCONB695 ; 0          ; 54. Derivative contracts ((Column E) Allocation by Risk Weight Category (50%))

             ;          ;            ; Totals

TADOFF0P     ; RCONB696 ; 32407      ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column C) Allocation by Risk Weight Category (0%))

TADOFF20P    ; RCONB697 ; 92288      ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column D) Allocation by Risk Weight Category (20%))

TADOFF50P    ; RCONB698 ; 0          ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column E) Allocation by Risk Weight Category (50%))

TADOFF100P   ; RCONB699 ; 17215      ; 55. Total assets, derivatives, and off balance sheet items by risk weight category (for each column, sum of items 43 through 54) ((Column F) Allocation by Risk Weight Category (100%))

             ;          ;            ; 56. Risk weight factor (Column C) (x 0%)

             ;          ;            ; 56. Risk weight factor (Column D) (x 20%)

             ;          ;            ; 56. Risk weight factor (Column E) (x 50%)

             ;          ;            ; 56. Risk weight factor (Column F) (x 100%)

TRWA0P       ; RCONB700 ; 0          ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item
                                       56) ((Column C) Allocation by Risk Weight Category (0%))

TRWA20P      ; RCONB701 ; 18458      ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item
                                       56) ((Column D) Allocation by Risk Weight Category (20%))

TRWA50P      ; RCONB702 ; 0          ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item
                                       56) ((Column E) Allocation by Risk Weight Category (50%))

TRWA100P     ; RCONB703 ; 17215      ; 57. Risk weighted assets by risk weight category (for each column, item 55 multiplied by item
                                       56) ((Column F) Allocation by Risk Weight Category (100%))

MKTRSKASET   ; RCON1651 ; 0          ; 58. Market risk equivalent assets ((Column F) Allocation by Risk Weight Category (100%))

RWABD100P    ; RCONB704 ; 35673      ; 59. Risk weighted assets before deductions for excess allowance for loan and lease losses and allocated transfer risk reserve (sum of item 57, columns C through F, and item 58)) ((Column
                                       F) Allocation by Risk Weight Category (100%))

ALWLNLSLOS   ; RCONA222 ; 0          ; 60. LESS: Excess allowance for loan and lease losses ((Column F) Allocation by Risk Weight
                                       Category (100%))

RESTRNRISK   ; RCON3128 ; 0          ; 61. LESS: Allocated transfer risk reserve ((Column F) Allocation by Risk Weight Category
                                       (100%))

RSKWGTASET   ; RCONA223 ; 35673      ; 62. Total risk weighted assets (item 59 minus items 60 and 61) ((Column F) Allocation by Risk
                                       Weight Category (100%))

             ;          ;            ; Memoranda

NETCREXPO    ; RCON8764 ; 0          ; M.1. Current credit exposure across all derivative contracts covered by the risk based capital standards

             ;          ;            ; M.2. Notional principal amounts of derivative contracts:*********

INTRTE1LES   ; RCON3809 ; 0          ; M.2.a. Interest rate contracts ((With a remaining maturity of) (Column A) One year or less)

INTRTE1_5    ; RCON8766 ; 0          ; M.2.a. Interest rate contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

INTRTEOV5    ; RCON8767 ; 0          ; M.2.a. Interest rate contracts ((With a remaining maturity of) (Column C) Over five years)

FGNEX1LES    ; RCON3812 ; 0          ; M.2.b. Foreign exchange contracts ((With a remaining maturity of) (Column A) One year or less)

FGNEX1_5     ; RCON8769 ; 0          ; M.2.b. Foreign exchange contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

FGNEXOV5     ; RCON8770 ; 0          ; M.2.b. Foreign exchange contracts ((With a remaining maturity of) (Column C) Over five years)

GLDCNT1YOL   ; RCON8771 ; 0          ; M.2.c. Gold contracts ((With a remaining maturity of) (Column A) One year or less)

GLDCNT1_5    ; RCON8772 ; 0          ; M.2.c. Gold contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

GLDCNTOV5    ; RCON8773 ; 0          ; M.2.c. Gold contracts ((With a remaining maturity of) (Column C) Over five years)

OTHMET1YOL   ; RCON8774 ; 0          ; M.2.d. Other precious metals contracts ((With a remaining maturity of) (Column A) One year or less)

OTHMET1_5    ; RCON8775 ; 0          ; M.2.d. Other precious metals contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

OTHMETOV5    ; RCON8776 ; 0          ; M.2.d. Other precious metals contracts ((With a remaining maturity of) (Column C) Over five years)

CMDTYCNT1YOL ; RCON8777 ; 0          ; M.2.e. Other commodity contracts ((With a remaining maturity of) (Column A) One year or less)

CMDTYCNT1_5  ; RCON8778 ; 0          ; M.2.e. Other commodity contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

CMDTYCNTOV5  ; RCON8779 ; 0          ; M.2.e. Other commodity contracts ((With a remaining maturity of) (Column C) Over five years)

EQCNT1YOL    ; RCONA000 ; 0          ; M.2.f. Equity derivative contracts ((With a remaining maturity of) (Column A) One year or less)

EQCNT1_5     ; RCONA001 ; 0          ; M.2.f. Equity derivative contracts ((With a remaining maturity of) ((Column B) Over one year through five years)

EQCNTOV5     ; RCONA002 ; 0          ; M.2.f. Equity derivative contracts ((With a remaining maturity of) (Column C) Over five years)

             ;          ;            ; M.2.g. Credit derivative contracts:

CALLC980     ; RCONC980 ; 0          ; M.2.g. (1) Investment grade ((with a remaining maturity of (Column A) One Year or less)

CALLC981     ; RCONC981 ; 0          ; M.2.g. (1) Investment grade ((with a remaining maturity of (Column B) Over one year through five years)

CALLC982     ; RCONC982 ; 0          ; M.2.g. (1) Investment grade ((with a remaining maturity of (Column C) Over five years)

CALLC983     ; RCONC983 ; 0          ; M.2.g. (2) Subinvestment grade ((with a remaining maturity of (Column A) Over one year or less)

CALLC984     ; RCONC984 ; 0          ; M.2.g. (2) Subinvestment grade ((with a remaining maturity of (Column B) Over one year through five years)

CALLC985     ; RCONC985 ; 0          ; M.2.g. (2) Subinvestment grade ((with a remaining maturity of (Column C) Over five years)

             ;          ;            ; * Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

             ;          ;            ; ** The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).

             ;          ;            ; *** The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).

             ;          ;            ; **** The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28.b divided by (item 62 minus item 29).

             ;          ;            ; ***** Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers liability on acceptances outstanding, intangible assets, and other assets.

             ;          ;            ; ****** Column A multiplied by credit conversion factor.

             ;          ;            ; ******* For financial standby letter of credit to which the low level exposure rule applies, use a credit conversion factor of 12.5 or an institution specific factor. For other financial standby letters of credit, use a credit conversion factor of...

             ;          ;            ; ******** Or institution specific factor.

             ;          ;            ; ********* Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

             ;          ;            ; Schedule RC S Servicing, Securitization and Asset Sale Activities

             ;          ;            ; Bank Securitization Activities

BASWRF1_4    ; RCONB705 ; 0          ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column A)
                                       1 to 4 Family Residential Loans)

BASWRHEL     ; RCONB706 ; 0          ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column B)
                                       Home Equity Lines)

BASWRCCR     ; RCONB707 ; 0          ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column C)
                                       Credit Card Receivables)

BASWRAUTOL   ; RCONB708 ; 0          ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column D)
                                       Auto Loans)

BASWROTHCL   ; RCONB709 ; 0          ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recource of other seller provided credit enhancements ((Column E)
                                       Other Consumer Loans)

BASWRCIL     ; RCONB710 ; 0          ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column F)
                                       Commercial and Industrial Loans)

BASWROTHLL   ; RCONB711 ; 0          ; 1. Outstanding principal balance of assets sold and securitized by the reporting bank with servicing retained or with recourse or other seller provided credit enhancements ((Column G)
                                       All Other Loans and All Leases)

             ;          ;            ; 2. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to structures reported in item 1 in the form of

RIOSXF1_4    ; RCONB712 ; 0          ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule
                                       RC, item 5) ((Column A) 1 to 4 Family Residential Loans)

RIOSXHEL     ; RCONB713 ; 0          ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule
                                       RC, item 5) ((Column B) Home Equity Lines)

RIOSXCCR     ; RCONB714 ; 0          ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule
                                       RC, item 5) ((Column C) Credit Card Receivables)

RIOSXAUTOL   ; RCONB715 ; 0          ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule
                                       RC, item 5) ((Column D) Auto Loans)

RIOSXOTHCL   ; RCONB716 ; 0          ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule
                                       RC, item 5) ((Column E) Other Consumer Loans)

RIOSXCIL     ; RCONB717 ; 0          ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule
                                       RC, item 5) ((Column F) Commercial and Industrial Loans)

RIOSXOTHLL   ; RCONB718 ; 0          ; 2.a. Credit enhancing interest only strips (included in Schedules RC B or RC F or in Schedule
                                       RC, item 5) ((Column G) All Other Loans and All Leases)

SSRIF1_4     ; RCONC393 ; 0          ; 2.b. Subordinated securities, and other residual interests ((Column A) 1 to 4 Family
                                       Residential Loans)

SSRIHEL      ; RCONC394 ; 0          ; 2.b. Subordinated securities, and other residual interests ((Column B) Home Equity Lines)

SSRICCR      ; RCONC395 ; 0          ; 2.b. Subordinated securities, and other residual interests ((Column C) Credit Card
                                       Receivables)

SSRIAUTOL    ; RCONC396 ; 0          ; 2.b. Subordinated securities, and other residual interests ((Column D) Auto Loans)

SSRIOTHCL    ; RCONC397 ; 0          ; 2.b. Subordinated securities, and other residual interests ((Column E) Other Consumer Loans)

SSRICIL      ; RCONC398 ; 0          ; 2.b. Subordinated securities, and other residual interests ((Column F) Commercial and
                                       Industrial Loans)

SSRIOTHLL    ; RCONC399 ; 0          ; 2.b. Subordinated securities, and other residual interests ((Column G) All Other Loans and
                                       All Leases)

SLCOF1_4     ; RCONC400 ; 0          ; 2.c. Standby letters of credit and other enhancements ((Column A) 1 to 4 Family Residential
                                       Loans)

SLCOHEL      ; RCONC401 ; 0          ; 2.c. Standby letters of credit and other enhancements ((Column B) Home Equity Lines)

SLCOCCR      ; RCONC402 ; 0          ; 2.c. Standby letters of credit and other enhancements ((Column C) Credit Card Receivables)

SLCOAUTOL    ; RCONC403 ; 0          ; 2.c. Standby letters of credit and other enhancements ((Column D) Auto Loans)

SLCOOTHCL    ; RCONC404 ; 0          ; 2.c. Standby letters of credit and other enhancements ((Column E) Other Consumer Loans)

SLCOCIL      ; RCONC405 ; 0          ; 2.c. Standby letters of credit and other enhancements ((Column F) Commercial and Industrial
                                       Loans)

SLCOOTHLL    ; RCONC406 ; 0          ; 2.c. Standby letters of credit and other enhancements ((Column G) All Other Loans and All
                                       Leases)

UCASWRF1_4   ; RCONB726 ; 0          ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                       ((Column A) 1 to 4 Family Residential Loans)

UCASWRHEL    ; RCONB727 ; 0          ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                       ((Column B) Home Equity Lines)

UCASWRCCR    ; RCONB728 ; 0          ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                       ((Column C) Credit Card Receivables)

UCASWRAUTOL  ; RCONB729 ; 0          ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                       ((Column D) Auto Loans)

UCASWROTHCL  ; RCONB730 ; 0          ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                       ((Column E) Other Consumer Loans)

UCASWRCIL    ; RCONB731 ; 0          ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                       ((Column F) Commercial and Industrial Loans)

UCASWROTHLL  ; RCONB732 ; 0          ; 3. Reporting banks unused commitments to provide liquidity to structures reported in item 1
                                       ((Column G) All Other Loans and All Leases)

             ;          ;            ; 4. Past due loan amounts included in item 1

PD30_89F1_4  ; RCONB733 ; 0          ; 4.a. 30 to 89 days past due ((Column A) 1 to 4 Family Residential Loans)

PD30_89HEL   ; RCONB734 ; 0          ; 4.a. 30 to 89 days past due ((Column B) Home Equity Lines)

PD30_89CCR   ; RCONB735 ; 0          ; 4.a. 30 to 89 days past due ((Column C) Credit Card Receivables)

PD30_89AUTOL ; RCONB736 ; 0          ; 4.a. 30 to 89 days past due ((Column D) Auto Loans)

PD30_89OTHCL ; RCONB737 ; 0          ; 4.a. 30 to 89 days past due ((Column E) Other Consumer Loans)

PD30_89CIL   ; RCONB738 ; 0          ; 4.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)

PD30_89OLL   ; RCONB739 ; 0          ; 4.a. 30 to 89 days past due ((Column G) All Other Loans and All Leases)

PD90MF1_4    ; RCONB740 ; 0          ; 4.b. 90 days or more past due ((Column A) 1 to 4 Family Residential Loans)

PD90MHEL     ; RCONB741 ; 0          ; 4.b. 90 days or more past due ((Column B) Home Equity Lines)

PD90MCCR     ; RCONB742 ; 0          ; 4.b. 90 days or more past due ((Column C) Credit Card Receivables)

PD90MAUTOL   ; RCONB743 ; 0          ; 4.b. 90 days or more past due ((Column D) Auto Loans)

PD90MOTHCL   ; RCONB744 ; 0          ; 4.b. 90 days or more past due ((Column E) Other Consumer Loans)

PD90MCIL     ; RCONB745 ; 0          ; 4.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)

PD90MOLL     ; RCONB746 ; 0          ; 4.b. 90 days or more past due ((Column G) All Other Loans and All Leases)

             ;          ;            ; 5. Charge offs and recoveries on assets sold and securitized with servicing retained or with recourse or other seller provided credit enhancements (calendar year to date)

COFSASF1_4   ; RIADB747 ; 0          ; 5.a. Charge offs ((Column A) 1 to 4 Family Residential Loans)

COFSASHEL    ; RIADB748 ; 0          ; 5.a. Charge offs ((Column B) Home Equity Lines)

COFSASCCR    ; RIADB749 ; 0          ; 5.a. Charge offs ((Column C) Credit Card Receivables)

COFSASAUTOL  ; RIADB750 ; 0          ; 5.a. Charge offs ((Column D) Auto Loans)

COFSASOTHCL  ; RIADB751 ; 0          ; 5.a. Charge offs ((Column E) Other Consumer Loans)

COFSASCIL    ; RIADB752 ; 0          ; 5.a. Charge offs ((Column F) Commercial and Industrial Loans)

COFSASOLL    ; RIADB753 ; 0          ; 5.a. Charge offs ((Column G) All Other Loans and All Leases)

RECVASF1_4   ; RIADB754 ; 0          ; 5.b. Recoveries ((Column A) 1 to 4 Family Residential Loans)

RECVASHEL    ; RIADB755 ; 0          ; 5.b. Recoveries ((Column B) Home Equity Lines)

RECVASCCR    ; RIADB756 ; 0          ; 5.b. Recoveries ((Column C) Credit Card Receivables)

RECVASAUTOL  ; RIADB757 ; 0          ; 5.b. Recoveries ((Column D) Auto Loans)

RECVASOTHCL  ; RIADB758 ; 0          ; 5.b. Recoveries ((Column E) Other Consumer Loans)

RECVASCIL    ; RIADB759 ; 0          ; 5.b. Recoveries ((Column F) Commercial and Industrial Loans)

RECVASOLL    ; RIADB760 ; 0          ; 5.b. Recoveries ((Column G) All Other Loans and All Leases)

             ;          ;            ; 6. Amount of ownership (or sellers) interests carried as

OISECHEL     ; RCONB761 ; 0          ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column B) Home Equity
                                       Lines)

OISECCCR     ; RCONB762 ; 0          ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) ((Column C) Credit Card
                                       Receivables)

OISECCIL     ; RCONB763 ; 0          ; 6.a. Securities (included in Schedule RC B or in Schedule RC, item 5) (Column F) Commercial and Industrial Loans

OILNHEL      ; RCONB500 ; 0          ; 6.b. Loans (included in Schedule RC C) ((Column B) Home Equity Lines)

OILNCCR      ; RCONB501 ; 0          ; 6.b. Loans (included in Schedule RC C) ((Column C) Credit Card Receivables)

OILNCIL      ; RCONB502 ; 0          ; 6.b. Loans (included in Schedule RC C) ((Column F) Commercial and Industrial Loans)

             ;          ;            ; 7. Past due loan amounts included in interests reported in item 6.a

SHELPD30_89  ; RCONB764 ; 0          ; 7.a. 30 to 89 days past due ((Column B) Home Equity Lines)

SCCRPD30_89  ; RCONB765 ; 0          ; 7.a. 30 to 89 days past due ((Column C) Credit Card Receivables)

SCILPD30_89  ; RCONB766 ; 0          ; 7.a. 30 to 89 days past due ((Column F) Commercial and Industrial Loans)

SHELPD90M    ; RCONB767 ; 0          ; 7.b. 90 days or more past due ((Column B) Home Equity Lines)

SCCRPD90M    ; RCONB768 ; 0          ; 7.b. 90 days or more past due ((Column C) Credit Card Receivables)

SCILPD90M    ; RCONB769 ; 0          ; 7.b. 90 days or more past due ((Column F) Commercial and Industrial Loans)

             ;          ;            ; 8. Charge offs and recoveries on loan amounts included in interests reported in item 6. a
                                       (calendar year to date)

SHELCOFS     ; RIADB770 ; 0          ; 8.a. Charge offs ((Column B) Home Equity Lines)

SCCRCOFS     ; RIADB771 ; 0          ; 8.a. Charge offs ((Column C) Credit Card Receivables)

SCILCOFS     ; RIADB772 ; 0          ; 8.a. Charge offs ((Column F) Commercial and Industrial Loans)

SHELRECV     ; RIADB773 ; 0          ; 8.b. Recoveries ((Column B) Home Equity Lines)

SCCRRECV     ; RIADB774 ; 0          ; 8.b. Recoveries ((Column C) Credit Card Receivables)

SCILRECV     ; RIADB775 ; 0          ; 8.b. Recoveries ((Column F) Commercial and Industrial Loans)

             ;          ;            ; For Securitization Facilities Sponsored By or Otherwise Established By Other Institutions

CRXOBF1_4    ; RCONB776 ; 0          ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased... ((Column A) 1 to 4 Family Residential Loans))

CRXOBHEL     ; RCONB777 ; 0          ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased... ((Column B) Home Equity Lines))

CRXOBCCR     ; RCONB778 ; 0          ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased... ((Column C) Credit Card Receivables))

CRXOBAUTOL   ; RCONB779 ; 0          ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased... ((Column D) Auto Loans))

CRXOBOTHCL   ; RCONB780 ; 0          ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased... ((Column E) Other Consumer Loans))

CRXOBCIL     ; RCONB781 ; 0          ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased... ((Column F) Commercial and Industrial Loans))

CRXOBOLL     ; RCONB782 ; 0          ; 9. Maximum amount of credit exposure arising from credit enhancements provided by the reporting bank to other institutions securitization structures in the form of standby letters of credit, purchased... ((Column G) All Other Loans and All Leases)

UCOBF1_4     ; RCONB783 ; 0          ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column A) 1 to 4 Family Residential Loans)

UCOBFHEL     ; RCONB784 ; 0          ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column B) Home Equity Lines))

UCOBCCR      ; RCONB785 ; 0          ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column C) Credit Card Receivables)

UCOBAUTOL    ; RCONB786 ; 0          ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column D) Auto Loans)

UCOBOTHCL    ; RCONB787 ; 0          ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column E) Other Consumer Loans)

UCOBCIL      ; RCONB788 ; 0          ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column F) Commercial and Industrial Loans)

UCOBOLL      ; RCONB789 ; 0          ; 10. Reporting banks unused commitments to provide liquidity to other institutions securitization structures ((Column G) All Other Loans and All Leases)

             ;          ;            ; Bank Asset Sales

ASRF1_4NS    ; RCONB790 ; 0          ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column A) 1 to 4 Family Residential Loans)

ASRHELNS     ; RCONB791 ; 0          ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column B) Home Equity Lines))

ASRCCRNS     ; RCONB792 ; 0          ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column C) Credit Card Receivables)

ASRAUTOLNS   ; RCONB793 ; 0          ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column D) Auto Loans)

ASROTHCLNS   ; RCONB794 ; 0          ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column E) Other Consumer Loans)

ASRCILNS     ; RCONB795 ; 0          ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column F) Commercial and Industrial Loans)

ASROLLNS     ; RCONB796 ; 0          ; 11. Assets sold with recourse or other seller provided credit enhancements and not securitized by the reporting bank ((Column G) All Other Loans and All Leases)

CRXF1_4ASR   ; RCONB797 ; 0          ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column A) 1 to 4 Family Residential
                                       Loans)

CRXHELASR    ; RCONB798 ; 0          ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column B) Home Equity Lines))

CRXCCRASR    ; RCONB799 ; 0          ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column C) Credit Card Receivables)

CRXAUTOLASR  ; RCONB800 ; 0          ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column D) Auto Loans)

CRXOCLASR    ; RCONB801 ; 0          ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column E) Other Consumer Loans)

CRXCILASR    ; RCONB802 ; 0          ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column F) Commercial and Industrial
                                       Loans)

CRXOLLASR    ; RCONB803 ; 0          ; 12. Maximum amount of credit exposure arising from recourse or other seller provided credit enhancements provided to assets reported in item 11 ((Column G) All Other Loans and All
                                       Leases)

             ;          ;            ; Memoranda

             ;          ;            ; M.1. Small business obligations transferred with recourse under Section 208 of the Riegle
                                       Community Development and Regulatory Improvement Act of 1994

SMLBUSOBLG   ; RCONA249 ; 0          ; M.1.a. Outstanding principal balance

SMLBUSRECRS  ; RCONA250 ; 0          ; M.1.b. Amount of retained recourse on these obligations as of the report date

             ;          ;            ; M.2. Outstanding principal balance of assets serviced for others

ASRVWRF1_4   ; RCONB804 ; 0          ; M.2.a. 1 to 4 family residential mortgages serviced with recourse or other servicer provided credit enhancements

ASRVNRF1_4   ; RCONB805 ; 0          ; M.2.b. 1 to 4 family residential mortgages serviced with no recourse or other servicer provided credit enhancements

LNSNFAMSERV  ; RCONA591 ; 0          ; M.2.c. Other financial assets*

             ;          ;            ; M.3. Asset backed commercial paper conduits

             ;          ;            ; M.3.a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other enhancements

CRXCONBK     ; RCONB806 ; 0          ; M.3.a.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company

CRXCONOIN    ; RCONB807 ; 0          ; M.3.a.(2) Conduits sponsored by other unrelated institutions

             ;          ;            ; M.3.b. Unused commitments to provide liquidity to conduit structures

UCCONBK      ; RCONB808 ; 0          ; M.3.b.(1) Conduits sponsored by the bank, a bank affiliate, or the banks holding company

UCCONOIN     ; RCONB809 ; 0          ; M.3.b.(2) Conduits sponsored by other unrelated institutions

OTCCFFCR     ; RCONC407 ; 0          ; M.4.Outstanding credit card fees and finance charges included in Schedule RC S, item1, column
                                       C**

             ;          ;            ; * Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than 10 million.

             ;          ;            ; ** Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card...

             ;          ;            ; Schedule RC-T--Fiduciary and Related Services

             ;          ;            ; Items 12 through 23 and Memorandum item 4 will not be made available to the public on an individual institution basis.

FIDPWIND     ; RCONA345 ; 1          ; 1. Does the institution have fiduciary powers? (If "NO", do not complete Schedule RC T.)

FIDPWXIND    ; RCONA346 ; 1          ; 2. Does the institution exercise the fiduciary powers it has been granted?

FIDACTVIND   ; RCONB867 ; 1          ; 3. Does the institution have any fiduciary or related activity (in the form of assets or accounts) to report in this schedule? (If "NO", do not complete the rest of Schedule RC T.)

             ;          ;            ; If the answer to item 3 is "YES," complete the applicable items of Schedule RC T, as follows

             ;          ;            ; Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus...

             ;          ;            ; Items 4 through 19 quarterly,

             ;          ;            ; Items 20 through 23 annually with the December report, and

             ;          ;            ; Memorandum items 1 through 4 annually with the December report.

             ;          ;            ; Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must...

             ;          ;            ; Items 4 through 23 annually with the December report, and

             ;          ;            ; Memorandum items 1 through 4 annually with the December report.

             ;          ;            ; Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:

             ;          ;            ; Items 4 through 10 annually with the December report, and

             ;          ;            ; Memorandum items 1 through 3 annually with the December report.

             ;          ;            ; FIDUCIARY AND RELATED ASSETS

PTRMASS      ; RCONB868 ; 228305     ; 4. Personal trust and agency accounts ((Column A) Managed Assets)

PTRNMASS     ; RCONB869 ; 6          ; 4. Personal trust and agency accounts ((Column B) Non Managed Assets)

PTRMNUM      ; RCONB870 ; 66         ; 4. Personal trust and agency accounts ((Column C) Number of Managed Accounts)

PTRNMNUM     ; RCONB871 ; 2          ; 4. Personal trust and agency accounts ((Column D) Number of Non Managed Accounts)

             ;          ;            ; 5. Retirement related trust and agency accounts

EMBDFCMA     ; RCONB872 ; 0          ; 5.a. Employee benefit defined contribution ((Column A) Managed Assets)

EMBDFCNMA    ; RCONB873 ; 0          ; 5.a. Employee benefit defined contribution ((Column B) Non Managed Assets)

EMBDFCMNUM   ; RCONB874 ; 0          ; 5.a. Employee benefit defined contribution ((Column C) Number of Managed Accounts)

EMBDFCNMNUM  ; RCONB875 ; 0          ; 5.a. Employee benefit defined contribution ((Column D) Number of Non Managed Accounts)

EMBDFBMA     ; RCONB876 ; 0          ; 5.b. Employee benefit defined benefit ((Column A) Managed Assets)

EMBDFBNMA    ; RCONB877 ; 0          ; 5.b. Employee benefit defined benefit ((Column B) Non Managed Assets)

EMBDFBMNUM   ; RCONB878 ; 0          ; 5.b. Employee benefit defined benefit ((Column C) Number of Managed Accounts)

EMBDFBNMNUM  ; RCONB879 ; 0          ; 5.b. Employee benefit defined benefit ((Column D) Number of Non Managed Accounts)

ORTAMASS     ; RCONB880 ; 8273       ; 5.c. Other retirement accounts ((Column A) Managed Assets)

ORTANMASS    ; RCONB881 ; 0          ; 5.c. Other retirement accounts ((Column B) Non Managed Assets)

ORTMNUM      ; RCONB882 ; 19         ; 5.c. Other retirement accounts ((Column C) Number of Managed Accounts)

ORTNMNUM     ; RCONB883 ; 0          ; 5.c. Other retirement accounts ((Column D) Number of Non Managed Accounts)

CRPAGMASS    ; RCONB884 ; 0          ; 6. Corporate trust and agency accounts ((Column A) Managed Assets)

CRPAGNMASS   ; RCONB885 ; 19696383   ; 6. Corporate trust and agency accounts ((Column B) Non Managed Assets)

CRPAGMNUM    ; RCONC001 ; 0          ; 6. Corporate trust and agency accounts ((Column C) Number of Managed Accounts)

CRPAGNMNUM   ; RCONC002 ; 5533       ; 6. Corporate trust and agency accounts ((Column D) Number of Non Managed Accounts)

INVMASS      ; RCONB886 ; 615153     ; 7. Investment management agency accounts ((Column A) Managed Assets)

INVMNUM      ; RCONB888 ; 188        ; 7. Investment management agency accounts ((Column C) Number of Managed Accounts)

OFAMASS      ; RCONB890 ; 0          ; 8. Other fiduciary accounts ((Column A) Managed Assets)

OFANMASS     ; RCONB891 ; 0          ; 8. Other fiduciary accounts ((Column B) Non-Managed Assets)

OFAMNUM      ; RCONB892 ; 0          ; 8. Other fiduciary accounts ((Column C) Number of Managed Accounts)

OFANMNUM     ; RCONB893 ; 0          ; 8. Other fiduciary accounts ((Column D) Number of Non Managed Accounts)

TFDAMASS     ; RCONB894 ; 851731     ; 9. Total fiduciary accounts (sum of items 4 through 8) ((Column A) Managed Assets)

TFDANMASS    ; RCONB895 ; 19696389   ; 9. Total fiduciary accounts (sum of items 4 through 8) ((Column B) Non Managed Assets)

TFDAMNUM     ; RCONB896 ; 273        ; 9. Total fiduciary accounts (sum of items 4 through 8) ((Column C) Number of Managed
                                       Accounts)

TFDANMNUM    ; RCONB897 ; 5535       ; 9. Total fiduciary accounts (sum of items 4 through 8) ((Column D) Number of Non-Managed
                                       Accounts)

CUSTNMASS    ; RCONB898 ; 0          ; 10. Custody and safekeeping accounts ((Column B) Non Managed Assets)

CUSTNMNUM    ; RCONB899 ; 0          ; 10. Custody and safekeeping accounts ((Column D) Number of Non Managed Accounts)

             ;          ;            ; 11. Not applicable

             ;          ;            ; Memoranda

             ;          ;            ; M.1. Managed assets held in personal trust and agency accounts

PTRNINTDEP   ; RCONB913 ;            ; M.1.a. Noninterest bearing deposits

PTRINTDEP    ; RCONB914 ;            ; M.1.b. Interest bearing deposits

PTRUSGOVT    ; RCONB915 ;            ; M.1.c. U.S. Treasury and U.S. Government agency obligations

PTRMUNI      ; RCONB916 ;            ; M.1.d. State, county and municipal obligations

PTRMMF       ; RCONB917 ;            ; M.1.e. Money market mutual funds

PTRSHTOBL    ; RCONB918 ;            ; M.1.f. Other short term obligations

PTROTHNB     ; RCONB919 ;            ; M.1.g. Other notes and bonds

PTRCPSTK     ; RCONB920 ;            ; M.1.h. Common and preferred stocks

PTRREMTG     ; RCONB921 ;            ; M.1.i. Real estate mortgages

PTRRE        ; RCONB922 ;            ; M.1.j. Real estate

PTRMISC      ; RCONB923 ;            ; M.1.k. Miscellaneous assets

TPTRAG       ; RCONB868 ; 228305     ; M.1.l. Total managed assets held in personal trust and agency accounts (sum of Memorandum items 1.a through 1.k) (must equal Schedule RC-T, item 4, column A)

             ;          ;            ; M.2. Corporate trust and agency accounts

CPMUNINUM    ; RCONB927 ;            ; M.2.a. Corporate and municipal trusteeships ((Column A) Number of Issues)

CPMUNIAMT    ; RCONB928 ;            ; M.2.a. Corporate and municipal trusteeships ((Column B) Principal Amount Outstanding)

CPOTHNUM     ; RCONB929 ;            ; M.2.b. Transfer agent, registrar, paying agent, and other corporate agency ((Column A) Number of Issues)

             ;          ;            ; M.3. Collective investment funds and common trust funds

DMEQNUM      ; RCONB931 ;            ; M.3.a. Domestic equity ((Column A) Number of Funds)

DMEQMV       ; RCONB932 ;            ; M.3.a. Domestic equity ((Column B) Market Value of Fund Assets)

GLEQNUM      ; RCONB933 ;            ; M.3.b. International/Global equity ((Column A) Number of Funds)

GLEQMV       ; RCONB934 ;            ; M.3.b. International/Global equity ((Column B) Market Value of Fund Assets)

STKBNDNUM    ; RCONB935 ;            ; M.3.c. Stock/Bond blend ((Column A) Number of Funds)

STKBNDMV     ; RCONB936 ;            ; M.3.c. Stock/Bond blend ((Column B) Market Value of Fund Assets)

TXBNDNUM     ; RCONB937 ;            ; M.3.d. Taxable bond ((Column A) Number of Funds)

TXBNDMV      ; RCONB938 ;            ; M.3.d. Taxable bond ((Column B) Market Value of Fund Assets)

MUNINUM      ; RCONB939 ;            ; M.3.e. Municipal bond ((Column A) Number of Funds)

MUNIMV       ; RCONB940 ;            ; M.3.e. Municipal bond ((Column B) Market Value of Fund Assets)

SHMMNUM      ; RCONB941 ;            ; M.3.f. Short term investments/Money market ((Column A) Number of Funds)

SHMMMV       ; RCONB942 ;            ; M.3.f. Short term investments/Money market ((Column B) Market Value of Fund Assets)

SPOTHNUM     ; RCONB943 ;            ; M.3.g. Specialty/Other ((Column A) Number of Funds)

SPOTHMV      ; RCONB944 ;            ; M.3.g. Specialty/Other ((Column B) Market Value of Fund Assets)

TCIFNUM      ; RCONB945 ;            ; M.3.h. Total collective investment funds (sum of Memorandum items 3.a through 3.g) ((Column
                                       A) Number of Funds)

TCIFMV       ; RCONB946 ;            ; M.3.h. Total collective investment funds (sum of Memorandum items 3.a through 3.g) ((Column
                                       B) Market Value of Fund Assets)

             ;          ;            ; Schedule RC Z THIS PAGE IS TO BE COMPLETED BY ALL BANKS

             ;          ;            ; LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)

             ;          ;            ; The following information is required by Public Laws 90 44 and 102 242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of...

LEONUM       ; RCON3561 ; 0          ; a. Number of loans made to executive officers since the previous Call Report date

LEOAMT       ; RCON3562 ; 0          ; b. Total dollar amount of above loans (in thousands of dollars)

LEOINTLO     ; RCON7701 ; 0          ; c. Range of interest charged on above loans (example: 9 3/4% = 9.75)

LEOINTHI     ; RCON7702 ; 0          ; c. Range of interest charged on above loans (example: 9 3/4% = 9.75)

             ;          ;            ; Consolidated Report of Income

             ;          ;            ; All Report of Income schedules are to be reported on a calendar year to date basis in thousands of dollars.

             ;          ;            ; Schedule RI Income Statement

             ;          ;            ; 1. Interest income

             ;          ;            ; 1.a.(1) through (6) are to be completed by all banks.

             ;          ;            ; Interest and fee income on loans

IRELNS       ; RIAD4011 ; 0          ; 1.a.(1) Loans secured by real estate

ICILNS       ; RIAD4012 ; 0          ; 1.a.(2) Commercial and industrial loans

             ;          ;            ; 1.a.(3) Loans to individuals for household, family, and other personal expenditures

ILINDCRCD    ; RIADB485 ; 0          ; 1.a.(3)(a) Credit cards

ILINDOTH     ; RIADB486 ; 0          ; 1.a.(3)(b) Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards)

IFORGOVLNS   ; RIAD4056 ; 0          ; 1.a.(4) Loans to foreign governments and official institutions

IOTHLOANS    ; RIAD4058 ; 0          ; 1.a.(5) All other loans**

ILOANS       ; RIAD4010 ; 0          ; 1.a.(6) Total interest and fee income on loans (sum of items 1.a.(1) through 1.a.(5))

IDLFIN       ; RIAD4065 ; 0          ; 1.b. Income from lease financing receivables

IDEPINBAL    ; RIAD4115 ; 559        ; 1.c. Interest income on balances due from depository institutions***

             ;          ;            ; 1.d. Interest and dividend income on securities

IUSTRSXMBS   ; RIADB488 ; 1884       ; 1.d.(1) U.S. Treasury securities and U.S. Government agency obligations (excluding mortgage backed securities)

IMORTBS      ; RIADB489 ; 0          ; 1.d.(2) Mortgage backed securities

ISECAOTH     ; RIAD4060 ; 6          ; 1.d.(3) All other securities (includes securities issued by states and political subdivisions in the U.S.)

ITRADE       ; RIAD4069 ; 0          ; 1.e. Interest income from trading assets

IFFSOLD      ; RIAD4020 ; 0          ; 1.f. Interest income on federal funds sold and securities purchased under agreements to resell

IOTHINT      ; RIAD4518 ; 90         ; 1.g. Other interest income

TOTINTINC    ; RIAD4107 ; 2539       ; 1.h. Total interest income (sum of items 1.a(6) through 1.g)

             ;          ;            ; 2. Interest expense

             ;          ;            ; 2.a. Interest on deposits

ETRANSDEP    ; RIAD4508 ; 0          ; 2.a.(1) Transaction accounts (NOW accounts, ATS accounts, and telephone and preauthorized transfer accounts)

             ;          ;            ; 2.a.(2) Nontransaction accounts

ENTSAVDP     ; RIAD0093 ; 0          ; 2.a.(2)(a) Savings deposits (includes MMDAs)

ETMEGT100    ; RIADA517 ; 0          ; 2.a.(2)(b) Time deposits of $100,000 or more

ETMELT100    ; RIADA518 ; 0          ; 2.a.(2) (c) Time deposits of less than $100,000

EFFPUR       ; RIAD4180 ; 0          ; 2.b. Expense of federal funds purchased and securities sold under agreements to repurchase

EBORROWING   ; RIAD4185 ; 0          ; 2.c. Interest on trading liabilities and other borrowed money

ESUBORN      ; RIAD4200 ; 0          ; 2.d. Interest on subordinated notes and debentures

TOTINTEXP    ; RIAD4073 ; 0          ; 2.e. Total interest expense (sum of items 2.a through 2.d)

NETINTINC    ; RIAD4074 ; 2539       ; 3. Net interest income (item 1.h minus 2.e)

ELNLOSS      ; RIAD4230 ; 0          ; 4. Provision for loan and lease losses

             ;          ;            ; 5. Noninterest income

IFIDUC       ; RIAD4070 ; 55115      ; 5.a. Income from fiduciary activities***

ISERCHG      ; RIAD4080 ; 0          ; 5.b. Service charges on deposit accounts

TRDREVTOT    ; RIADA220 ; 0          ; 5.c. Trading revenue*****

IINVBKF      ; RIADB490 ; 0          ; 5.d. Investment banking, advisory, brokerage, and underwriting fees and commissions

IVTCAPREV    ; RIADB491 ; 0          ; 5.e. Venture capital revenue

INETSRVF     ; RIADB492 ; 0          ; 5.f. Net servicing fees

INETSECZ     ; RIADB493 ; 0          ; 5.g. Net securitization income

UNDWRINC     ; RIADC386 ; 0          ; 5.h.1. Underwriting income from insurance and reinsurance activities

INCOTHACT    ; RIADC387 ; 0          ; 5.h.2. Income from other insurance activities

NETGNSLN     ; RIAD5416 ; 0          ; 5.i. Net gains (losses) on sales of loans and leases

NETGNSRE     ; RIAD5415 ; 0          ; 5.j. Net gains (losses) on sales of other real estate owned

NETGNSOA     ; RIADB496 ; 0          ; 5.k. Net gains (losses) on sales of other assets (excluding securities)

OTHNIINC     ; RIADB497 ; 0          ; 5.l. Other noninterest income*

TOTNINTINC   ; RIAD4079 ; 55115      ; 5.m. Total noninterest income (sum of items 5.a through 5.l)

ISECGLHTM    ; RIAD3521 ; 0          ; 6.a. Realized gains (losses) on held to maturity securities

ISECGLAFS    ; RIAD3196 ; 0          ; 6.b. Realized gains (losses) on available for sale securities

             ;          ;            ; 7. Noninterest expense

ESAL         ; RIAD4135 ; 19676      ; 7.a. Salaries and employee benefits

EPREMAGG     ; RIAD4217 ; 2968       ; 7.b. Expenses of premises and fixed assets (net of rental income) (excluding salaries and employee benefits and mortgage interest)

GDWLIMPLS    ; RIADC216 ; 0          ; 7.c.1. Goodwill impairment losses

AMEXPINTN    ; RIADC232 ; 0          ; 7.c.2. Amortization expense and impairment losses for other intangible assets

EOTHNONINT   ; RIAD4092 ; 25298      ; 7.d. Other noninterest expense*

TOTNINTEXP   ; RIAD4093 ; 47942      ; 7.e.Total noninterest expense (sum of items 7.a through 7.d)

INCBEFTAX    ; RIAD4301 ; 9712       ; 8. Income (loss) before income taxes and extraordinary items and other adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e)

INCTAXOPER   ; RIAD4302 ; 4112       ; 9. Applicable income taxes (on item 8)

INCBEFEXTR   ; RIAD4300 ; 5600       ; 10. Income (loss) before extraordinary items and other adjustments (item 8 minus item 9)

EXTRA        ; RIAD4320 ; 0          ; 11. Extraordinary items and other adjustments, net of income taxes*

NETINC       ; RIAD4340 ; 5600       ; 12. Net income (loss) (sum of items 10 and 11)

             ;          ;            ; Memoranda

EINTNOTDED   ; RIAD4513 ; 0          ; M.1. Interest expense incurred to carry tax exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income tax purposes

IFEEMUTFND   ; RIAD8431 ; 0          ; M.2. Income from the sale and servicing of mutual funds and annuities (included in Schedule
                                       RI, item 8)

IESTTXEXOT   ; RIAD4313 ; 0          ; M.3. Income on tax exempt loans and leases to states and political subdivisions in the U.S.
                                       (included in Schedule RI, items 1.a and 1.b)

ITXEXSECST   ; RIAD4507 ; 0          ; M.4. Income on tax exempt securities issued by states and political subdivisions in the U.S.
                                       (included in Schedule RI, item 1.d.(3))

NUMEMP       ; RIAD4150 ; 246        ; M.5. Number of full time equivalent employees at end of current period (round to nearest whole number)

             ;          ;            ; M.6. Memorandum item 6 is to be completed by:******

             ;          ;            ; banks with $300 million or more in total assets, and

             ;          ;            ; banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans.

IFARMLOANS   ; RIAD4024 ;            ; Interest and fee income on loans to finance agricultural production and other loans to farmers (included in Schedule RI, item 1.a.(5))

BNKACQDTE    ; RIAD9106 ; 0          ; M.7. If the reporting bank has restated its balance sheet as a result of applying push down accounting this calendar year, report the date of the banks acquisition *******

             ;          ;            ; M.8. Trading revenue (from cash instruments and derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c) (To be completed by banks that reported average trading assets (Schedule RC K, item 7)...

INTRTETRDREV ; RIAD8757 ; 0          ; M.8.a. Interest rate exposures

FGNEXTRDREV  ; RIAD8758 ; 0          ; M.8.b. Foreign exchange exposures

EQTRDREV     ; RIAD8759 ; 0          ; M.8.c. Equity security and index exposures

CMDTYTRDREV  ; RIAD8760 ; 0          ; M.8.d. Commodity and other exposures

             ;          ;            ; M.9. Not applicable

             ;          ;            ; M.10. To be completed by banks with $300 million or more in total assets:******

CRLOSDER     ; RIADA251 ;            ; Credit losses on derivatives (see instructions)

SUBCHAPSIND  ; RIADA530 ; 0          ; M.11. Does the reporting bank have a Subchapter S election in effect for federal income tax purposes for the current tax year?

             ;          ;            ; * Describe on Schedule RI E Explanations

             ;          ;            ; ** Includes interest and fee income on Loans to depository institutions and acceptances of other banks, Loans to finance agricultural production and other loans of farmers, Obligations
                                       (other than securities and leases) of states and political...

             ;          ;            ; *** Includes interest income on time certificates of deposit not held for trading.

             ;          ;            ; **** For banks required to complete Schedule RC T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC
                                       T, item 19.

             ;          ;            ; ***** For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.

             ;          ;            ; ****** The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.

             ;          ;            ; ******* For example, a bank acquired on March 1, 2005, would report 20050301.

             ;          ;            ; Schedule RI A Changes in Equity Capital

             ;          ;            ; Indicate decreases and losses in parentheses.

CAPPREV      ; RIAD3217 ; 120947     ; 1. Total equity capital most recently reported for the December 31, 2005, Reports of
                                       Condition and Income (i.e., after adjustments from amended Reports of Income)

CAPRESTATE   ; RIADB507 ; 0          ; 2. Restatements due to corrections of material accounting errors and changes in accounting principles*

CAPBALPY     ; RIADB508 ; 120947     ; 3. Balance end of previous calendar year as restated (sum of items 1 and 2)

CAPNET       ; RIAD4340 ; 5600       ; 4. Net income (loss) (must equal Schedule RI, item 12)

CAPSTKXTR    ; RIADB509 ; 0          ; 5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding treasury stock transactions)

CAPTRSTK     ; RIADB510 ; 0          ; 6. Treasury stock transactions, net

CAPMRG       ; RIAD4356 ; 0          ; 7. Changes incident to business combinations, net

CAPDIVP      ; RIAD4470 ; 0          ; 8. LESS: Cash dividends declared on preferred stock

CAPDIVC      ; RIAD4460 ; 18000      ; 9. LESS: Cash dividends declared on common stock

CAPCOMPI     ; RIADB511 ; -61        ; 10. Other comprehensive income **

CAPHOLDTRX   ; RIAD4415 ; 0          ; 11. Other transactions with parent holding company* (not included in items 5, 6, 8, or 9 above)

CAPEND       ; RIAD3210 ; 108486     ; 12. Total equity capital end of current period (sum of items 3 through 11) (must equal
                                       Schedule RC, item 28)

             ;          ;            ; *Describe on Schedule RI E+Explanations.

             ;          ;            ; ** Includes changes in net unrealized holding gains (losses) on available for sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.

             ;          ;            ; Schedule RI B Charge offs and Recoveries on Loans and Leases and Changes in Allowance for
                                       Loan and Lease Losses

             ;          ;            ; Part I. Charge offs and Recoveries on Loans and Leases

             ;          ;            ; Part I includes charge offs and recoveries through the allocated transfer risk reserve.

             ;          ;            ; 1. Loans secured by real estate

CONSTCOFS    ; RIAD3582 ; 0          ; 1.a. Construction, land development, and other land loans ((Column A) Charge offs* (Calendar year to date))

CONSTRECOV   ; RIAD3583 ; 0          ; 1.a. Construction, land development, and other land loans ((Column B) Recoveries (Calendar year to date))

FARMCHGOF    ; RIAD3584 ; 0          ; 1.b. Secured by farmland ((Column A) Charge offs* (Calendar year to date))

FARMRECOV    ; RIAD3585 ; 0          ; 1.b. Secured by farmland ((Column B) Recoveries (Calendar year to date))

             ;          ;            ; 1.c. Secured by 1 to 4 family residential properties

REVRSCOFS    ; RIAD5411 ; 0          ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column A) Charge offs* (Calendar year to date))

REVRSRECOV   ; RIAD5412 ; 0          ; 1.c.(1) Revolving, open end loans secured by 1 to 4 family residential properties and extended under lines of credit ((Column B) Recoveries (Calendar year to date))

             ;          ;            ; 1.c.(2) Closed end loans secured by 1 to 4 family residential properties

CLD1STCOFS   ; RIADC234 ; 0          ; 1.c.(2).(a)  Secured by first liens ((Column A) Charge offs* (Calendar year to date))

CLD1STRECOV  ; RIADC217 ; 0          ; 1.c.(2).(a)  Secured by first liens ((Column B) Recoveries (Calendar year to date))

CLDJLCOFS    ; RIADC235 ; 0          ; 1.c.(2).(b)  Secured by junior liens ((Column A) Charge offs* (Calendar year to date))

CLDJLRECOV   ; RIADC218 ; 0          ; 1.c.(2).(b)  Secured by junior liens ((Column B) Recoveries (Calendar year to date))

MLTRSCOFS    ; RIAD3588 ; 0          ; 1.d. Secured by multifamily (5 or more) residential properties ((Column A) Charge offs*
                                       (Calendar year to date))

MLTRSRECOV   ; RIAD3589 ; 0          ; 1.d. Secured by multifamily (5 or more) residential properties ((Column B) Recoveries
                                       (Calendar year to date))

NONRSCOFS    ; RIAD3590 ; 0          ; 1.e. Secured by nonfarm nonresidential properties ((Column A) Charge offs* (Calendar year to date))

NONRSRECOV   ; RIAD3591 ; 0          ; 1.e. Secured by nonfarm nonresidential properties ((Column B) Recoveries (Calendar year to date))

DEPCOFS      ; RIAD4481 ; 0          ; 2. Loans to depository institutions and acceptances of other banks ((Column A) Charge offs*
                                       (Calendar year to date))

DEPRECV      ; RIAD4482 ; 0          ; 2. Loans to depository institutions and acceptances of other banks ((Column B) Recoveries
                                       (Calendar year to date))

             ;          ;            ; 3. Not applicable

CICOFS       ; RIAD4638 ; 0          ; 4. Commercial and industrial loans ((Column A) Charge offs* (Calendar year to date))

CIRECV       ; RIAD4608 ; 0          ; 4. Commercial and industrial loans ((Column B) Recoveries (Calendar year to date))

             ;          ;            ; 5. Loans to individuals for household, family, and other personal expenditures

CRCDCOFS     ; RIADB514 ; 0          ; 5.a. Credit cards ((Column A) Charge offs* (Calendar year to date))

CRCDRECOV    ; RIADB515 ; 0          ; 5.a. Credit cards ((Column B) Recoveries (Calendar year to date))

NCRCDCOFS    ; RIADB516 ; 0          ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column A) Charge offs* (Calendar year to date))

NCRCDRECOV   ; RIADB517 ; 0          ; 5.b. Other (includes single payment, installment, all student loans, and revolving credit plans other than credit cards) ((Column B) Recoveries (Calendar year to date))

FGCOFS       ; RIAD4643 ; 0          ; 6. Loans to foreign governments and official institutions ((Column A) Charge offs* (Calendar year to date))

FGRECV       ; RIAD4627 ; 0          ; 6. Loans to foreign governments and official institutions ((Column B) Recoveries (Calendar year to date))

OLNSCOFS     ; RIAD4644 ; 0          ; 7. All other loans** ((Column A) Charge offs* (Calendar year to date))

OLNSRECV     ; RIAD4628 ; 0          ; 7. All other loans** ((Column B) Recoveries (Calendar year to date))

LEASECOFS    ; RIAD4266 ; 0          ; 8. Lease financing receivables ((Column A) Charge offs* (Calendar year to date))

LEASERECV    ; RIAD4267 ; 0          ; 8. Lease financing receivables ((Column B) Recoveries (Calendar year to date))

TOTALCOFS    ; RIAD4635 ; 0          ; 9. Total (sum of items 1 through 8) ((Column A) Charge offs* (Calendar year to date))

TOTALRECV    ; RIAD4605 ; 0          ; 9. Total (sum of items 1 through 8) ((Column B) Recoveries (Calendar year to date))

             ;          ;            ; Memoranda

COMRECOFS    ; RIAD5409 ; 0          ; M.1. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above ((Column
                                       A) Charge-offs* (Calendar-year-to-date))

COMRERECOV   ; RIAD5410 ; 0          ; M.1. Loans to finance commercial real estate, construction, and land development activities
                                       (not secured by real estate) included in Schedule RI B, part I, items 4 and 7, above ((Column
                                       B) Recoveries (Calendar-year-to-date))

             ;          ;            ; M.2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:***

RECOFSNUS    ; RIAD4652 ;            ; M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RI B, part I, item 1, above) ((Column A) Charge offs* (Calendar year to date))

RERECVNUS    ; RIAD4662 ;            ; M.2.a. Loans secured by real estate to non U.S. addressees (domicile) (included in Schedule
                                       RI B, part I, item 1, above) ((Column B) Recoveries (Calendar year to date))

DEPCOFSFOR   ; RIAD4654 ;            ; M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column A) Charge offs* (Calendar year to date))

DEPRECVFOR   ; RIAD4664 ;            ; M.2.b. Loans to and acceptances of foreign banks (included in Schedule RI B, part I, item 2, above) ((Column B) Recoveries (Calendar year to date))

CINUCOFS     ; RIAD4646 ;            ; M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RI B, part I, item 4, above) ((Column A) Charge offs* (Calendar year to date))

CINURECV     ; RIAD4618 ;            ; M.2.c. Commercial and industrial loans to non U.S. addressees (domicile) (included in
                                       Schedule RI B, part I, item 4, above) ((Column B) Recoveries (Calendar year to date))

LSECOFSNUS   ; RIAD4659 ;            ; M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RI
                                       B, part I, item 8, above) ((Column A) Charge offs* (Calendar year to date))

LSERECVNUS   ; RIAD4669 ;            ; M.2.d. Lease financing receivables of non U.S. addressees (domicile) (included in Schedule RI
                                       B, part I, item 8, above) ((Column B) Recoveries (Calendar year to date))

FARMCOFS     ; RIAD4655 ; 0          ; M.3. Memorandum item 3 is to be completed by:*** banks with $300 million or more in total assets, and banks with less than $300 million in total assets that have loans to

FARMRECV     ; RIAD4665 ; 0          ; M.3. Memorandum item 3 is to be completed by:***

             ;          ;            ; banks with $300 million or more in total assets, and

             ;          ;            ; banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC C, part I, item 3) exceeding five percent of total loans

             ;          ;            ; Loans to finance agricultural production and other loans to farmers (included in Schedule RI
                                       B, part I, item 7, above) (Column A) Charge offs*

             ;          ;            ; Loans to finance agricultural production and other loans to farmers (included in Schedule RI
                                       B, part I, item 7, above) (Column B) Recoveries

             ;          ;            ; Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty...

UNCOLLCCF    ; RIADC388 ; 0          ; M.4. Uncollectible retail credit card fees and finance charges reversed against income (i.e., not included in charge offs against the allowance for loan and lease losses)

             ;          ;            ; Part II. Changes in Allowance for Loan and Lease Losses

LNLSPREV     ; RIADB522 ; 0          ; 1. Balance most recently reported for the December 31, 2005, Reports of Condition and Income.
                                       (i.e., after adjustments from amended Reports of Income)

LNLSREC      ; RIAD4605 ; 0          ; 2. Recoveries (must equal part I, item 9, column B above)

LNCOFSWRD    ; RIADC079 ; 0          ; 3. LESS: Charge offs (must equal part I, item 9, column A above less Schedule RI B, part II, item 4)

LNWRDADJ     ; RIAD5523 ; 0          ; 4. LESS: Write downs arising from transfers of loans to a held for sale account

LNLSPROV     ; RIAD4230 ; 0          ; 5. Provision for loan and lease losses (must equal Schedule RI, item 4)

ALLWADJS     ; RIADC233 ; 0          ; 6. Adjustments**** (see instructions for this schedule)

LNLSEND      ; RIAD3123 ; 0          ; 7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4) (must equal Schedule RC, item 4.c)

             ;          ;            ; Memoranda

ALLCTRR      ; RIADC435 ; 0          ; 1. Allocated transfer risk reserve included in Schedule RI B, part II, item 7 above

             ;          ;            ; Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card...

SPVALUCCF    ; RIADC389 ; 0          ; 2. Separate valuation allowance for uncollectible retail credit card fees and finance charges

CCFALLW      ; RIADC390 ; 0          ; 3. Amount of allowance for loan and lease losses attributable to retail credit card fees and finance charges

             ;          ;            ; Memorandum item 4 is to be completed by all banks.

RIADC781     ; RIADC781 ; 0          ; 4. Amount of allowance for post acquisition losses on purchased impaired loans accounted for in accordance with AICPA Statement of Position 03 3 (included in Schedule RI B, part II, item
                                       7, above)

             ;          ;            ; * Include write-downs arising from transfers of loans to the held for sale account.

             ;          ;            ; ** Includes charge offs and recoveries on Loans to finance agricultural production and other loans to farmers, Obligations (other than securities and leases) of states and political subdivisions in the U.S., and Other loans.

             ;          ;            ; *** The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2004, Report of Condition.

             ;          ;            ; **** Describe on Schedule RI E Explanations

             ;          ;            ; Schedule RI E Explanations

             ;          ;            ; Schedule RI E is to be completed each quarter on a calendar year to date basis.

             ;          ;            ; Detail all adjustments in Schedule RI A and RI B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

             ;          ;            ; 1. Other noninterest income (from Schedule RI, item 5.l) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m (Year to date)

             ;          ;            ; Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m
                                       (Year to date)

IFPRCHECKS   ; RIADC013 ; 0          ; 1.a. Income and fees from the printing and sale of checks

INCRVALCSV   ; RIADC014 ; 0          ; 1.b. Earnings on/increase in value of cash surrender value of life insurance

ATMFEEINC    ; RIADC016 ; 0          ; 1.c. Income and fees from automated teller machines (ATMs)

RENTINORE    ; RIAD4042 ; 0          ; 1.d. Rent and other income from other real estate owned

SAFEDRENT    ; RIADC015 ; 0          ; 1.e. Safe deposit box rent

INONINTA     ; RIAD4461 ; 0          ; 1.f. TEXT 4461

INONINTB     ; RIAD4462 ; 0          ; 1.g. TEXT 4462

INONINTC     ; RIAD4463 ; 0          ; 1.h. TEXT 4463

             ;          ;            ; 2. Other noninterest expense (from Schedule RI, item 7.d) Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m

EXPDPROC     ; RIADC017 ; 0          ; 2.a. Data processing expenses

EXPADVMKT    ; RIAD0497 ; 0          ; 2.b. Advertising and marketing expenses

DRECTSFEE    ; RIAD4136 ; 0          ; 2.c. Directors fees

STAPRTSUP    ; RIADC018 ; 0          ; 2.d. Printing, stationery, and supplies

EXPPOSTG     ; RIAD8403 ; 0          ; 2.e. Postage

EXPLEGAL     ; RIAD4141 ; 0          ; 2.f. Legal fees and expenses

DEPINSASM    ; RIAD4146 ; 0          ; 2.g. FDIC deposit insurance assessments

ENONINTA     ; RIAD4464 ; 12604      ; 2.h. TEXT 4464

ENONINTB     ; RIAD4467 ; 7433       ; 2.i. TEXT 4467

ENONINTC     ; RIAD4468 ; 2019       ; 2.j. TEXT 4468

             ;          ;            ; 3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule
                                       RI, item 11) (itemize and describe all extraordinary items and other adjustments)

EXTRAA       ; RIAD4469 ; 0          ; 3.a.(1) TEXT 4469 (Year to date)

EXTAXA       ; RIAD4486 ; 0          ; 3.a.(2) Applicable income tax effect

EXTRAB       ; RIAD4487 ; 0          ; 3.b.(1) TEXT 4487

EXTAXB       ; RIAD4488 ; 0          ; 3.b.(2) Applicable income tax effect

EXTRAC       ; RIAD4489 ; 0          ; 3.c.(1) TEXT 4489

EXTAXC       ; RIAD4491 ; 0          ; 3.c.(2) Applicable income tax effect

             ;          ;            ; 4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI A, item 2) (itemize and describe all restatements)

CAPRESTA     ; RIADB526 ; 0          ; 4.a. TEXT B526

CAPRESTB     ; RIADB527 ; 0          ; 4.b. TEXT B527

             ;          ;            ; 5. Other transactions with parent holding company (from Schedule RI A, item 11)(itemize and describe all such transactions)

CAPHOLDA     ; RIAD4498 ; 0          ; 5.a. TEXT 4498

CAPHOLDB     ; RIAD4499 ; 0          ; 5.b. TEXT 4499

             ;          ;            ; 6. Adjustments to allowance for loan and lease losses (from Schedule RI B, part II, item 6)

             ;          ;            ;     (itemize and describe all adjustments)

LNLSADJA     ; RIAD4521 ; 0          ; 6.a. (TEXT 4521)

LNLSADJB     ; RIAD4522 ; 0          ; 6.b. (TEXT 4522)

             ;          ;            ; 7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income)

             ;          ;            ; Comments?